                                                                   EXHIBIT 10.20


                      JAMES HARDIE FINANCE B.V., AS ISSUER

                         JAMES HARDIE N.V., AS GUARANTOR


                             NOTE PURCHASE AGREEMENT

                             DATED NOVEMBER 5, 1998


                                  $225,000,000
                             GUARANTEED SENIOR NOTES

         6.86% Guaranteed Senior Notes due 2004, Series A--$24,000,000 6.92% Guaranteed Senior Notes due 2005, Series B--$35,000,000 6.99% Guaranteed Senior Notes due 2006, Series C--$37,000,000 7.05% Guaranteed Senior Notes due 2007, Series D--$11,000,000 7.12% Guaranteed Senior Notes due 2008, Series E--$63,000,000 7.24% Guaranteed Senior Notes due 2010, Series F--$20,000,000 7.42% Guaranteed Senior Notes due 2013, Series G--$35,000,000

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                                                        PAGE
-------                                                                                                        ----
   1. AUTHORIZATION OF NOTES......................................................................................1

   2. SALE AND PURCHASE OF NOTES..................................................................................2

   3. CLOSING.....................................................................................................2

   4. CONDITIONS TO CLOSING.......................................................................................3
      4.1. Representations and Warranties.........................................................................3
      4.2. Performance; No Default................................................................................3
      4.3. Compliance Certificates................................................................................3
      4.4. Opinions of Counsel....................................................................................3
      4.5. Purchase Permitted By Applicable Law, etc..............................................................4
      4.6. Sale of Other Notes....................................................................................4
      4.7. Payment of Special Counsel Fees........................................................................4
      4.8. Private Placement Number...............................................................................4
      4.9. Changes in Corporate Structure.........................................................................4
      4.10. Execution of Subsidiary Guarantee.....................................................................4
      4.11. Concurrent Completion of Reorganization...............................................................5
      4.12. Evidence of Consent to Receive Service of Process.....................................................5
      4.13. Proceedings and Documents.............................................................................5

   5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS..............................................................5
      5.1. Organization; Power and Authority......................................................................5
      5.2. Authorization, etc.....................................................................................6
      5.3. Disclosure.............................................................................................6
      5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.......................................7
      5.5. Financial Statements...................................................................................7
      5.6. Compliance with Laws, Other Instruments, etc...........................................................8
      5.7. Governmental Authorizations, etc.......................................................................8
      5.8. Litigation; Observance of Agreements, Statutes and Orders..............................................8
      5.9. Taxes..................................................................................................9
      5.10. Title to Property; Leases.............................................................................9
      5.11. Licenses, Permits, etc................................................................................9
      5.12. Compliance with ERISA................................................................................10
      5.13. Private Offering by the Issuer.......................................................................11
      5.14. Use of Proceeds; Margin Regulations..................................................................11
      5.15. Existing Debt; Future Liens..........................................................................11
      5.16. Foreign Assets Control Regulations, etc..............................................................12
      5.17. Status under Certain Statutes........................................................................12
      5.18. Environmental Matters................................................................................12

SECTION                                                                                                        PAGE
-------                                                                                                        ----
      5.19. Year 2000............................................................................................12

   6. REPRESENTATIONS OF THE PURCHASER...........................................................................13
      6.1. Purchase for Investment...............................................................................13
      6.2. Source of Funds.......................................................................................13

   7. INFORMATION AS TO THE OBLIGORS.............................................................................15
      7.1. Financial and Business Information....................................................................15
      7.2. Officer's Certificate.................................................................................17
      7.3. Inspection............................................................................................17

   8. PREPAYMENT OF THE NOTES....................................................................................18
      8.1. No Required Prepayments...............................................................................18
      8.2. Optional Prepayments with Make-Whole Amount...........................................................18
      8.3. Allocation of Partial Prepayments.....................................................................18
      8.4  Maturity; Surrender, etc. ............................................................................19
      8.5  Purchase of Notes ....................................................................................19
      8.6. Make-Whole Amount.....................................................................................19

   9. AFFIRMATIVE COVENANTS......................................................................................20
      9.1. Compliance with Law...................................................................................20
      9.2. Insurance.............................................................................................21
      9.3. Maintenance of Properties.............................................................................21
      9.4. Payment of Taxes and Claims...........................................................................21
      9.5. Corporate Existence, etc..............................................................................21
      9.6. Nature of Business....................................................................................22
      9.7. Environmental Compliance..............................................................................22
      9.8. Ownership of Issuer and Subsidiary Guarantor; Activities..............................................22
      9.9. Covenant to Secure Notes Equally......................................................................23

   10. NEGATIVE COVENANTS........................................................................................23
      10.1. Transactions with Affiliates.........................................................................23
      10.2. Merger, Consolidation; Sale of Assets................................................................23
      10.3. Liens................................................................................................25
      10.4. Incurrence of Funded Debt............................................................................27
      10.5. Priority Debt........................................................................................27
      10.6. Restricted Payments..................................................................................27
      10.7. Consolidated Net Worth...............................................................................28
      10.8. Restrictions on Dividends by Subsidiaries............................................................28

   11. GUARANTEE, ETC............................................................................................28
      11.1. Guarantee............................................................................................28
      11.2. Guarantee Absolute and Unconditional; Waivers, Etc...................................................29

   12. TAX INDEMNIFICATION.......................................................................................30

SECTION                                                                                                        PAGE
-------                                                                                                        ----
   13. EVENTS OF DEFAULT.........................................................................................34

   14. REMEDIES ON DEFAULT, ETC..................................................................................36
      14.1. Acceleration.........................................................................................36
      14.2. Other Remedies.......................................................................................37
      14.3. Rescission...........................................................................................37
      14.4. No Waivers or Election of Remedies, Expenses, etc....................................................37

   15. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.............................................................38
      15.1. Registration of Notes................................................................................38
      15.2. Transfer and Exchange of Notes.......................................................................38
      15.3. Replacement of Notes.................................................................................39

   16. PAYMENTS ON NOTES.........................................................................................39
      16.1. Place of Payment.....................................................................................39
      16.2. Home Office Payment..................................................................................39

   17. EXPENSES, ETC.............................................................................................40
      17.1. Transaction Expenses.................................................................................40
      17.2. Survival.............................................................................................40

   18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..............................................40

   19. AMENDMENT AND WAIVER......................................................................................41
      19.1. Requirements.........................................................................................41
      19.2. Solicitation of Holders of Notes.....................................................................41
      19.3. Binding Effect, etc..................................................................................41
      19.4. Notes held by an Obligor, etc........................................................................42

   20. CONFIDENTIAL INFORMATION..................................................................................42

   21. REPRODUCTION OF DOCUMENTS.................................................................................43

   22. NOTICES...................................................................................................43

   23. SUBSTITUTION OF PURCHASER.................................................................................44

   24. MISCELLANEOUS.............................................................................................44
      24.1. Successors and Assigns...............................................................................44
      24.2. Payments Due on Non-Business Days....................................................................44
      24.3. Severability.........................................................................................44
      24.4. Construction.........................................................................................44
      24.5. Counterparts.........................................................................................45
      24.6. Submission to Jurisdiction, Service of Process.......................................................45
      24.7. Obligations to make Payments in Dollars..............................................................46

SECTION                                                                                                        PAGE
-------                                                                                                        ----
      24.8. Assumption of Company's Obligations..................................................................46
      24.9. Governing Law........................................................................................47


SCHEDULE A                 --       INFORMATION RELATING TO PURCHASERS
SCHEDULE B                 --       DEFINED TERMS
SCHEDULE 4.9               --       Changes in Corporate Structure
SCHEDULE 5.3               --       Disclosure Materials
SCHEDULE 5.4               --       Subsidiaries of the Issuer and Ownership of Subsidiary Stock
SCHEDULE 5.5               --       Financial Statements
SCHEDULE 5.11              --       Patents, etc.
SCHEDULE 5.14              --       Use of Proceeds
SCHEDULE 5.15              --       Existing Debt

EXHIBIT 1                  --       Form of Guaranteed Senior Note
EXHIBIT 4.4(a)(i)          --       Form of Opinion of New York Special Counsel for the Obligors
EXHIBIT 4.4(a)(ii)         --       Form of Opinion of Netherlands Special Counsel for the Obligors
EXHIBIT 4.4(a)(iii)        --       Form of Opinion of Special Counsel for the Obligors
EXHIBIT 4.4(b)             --       Form of Opinion of Special Counsel for the Purchasers
EXHIBIT 5.5                         Pro Forma Statements

                      JAMES HARDIE FINANCE B.V., AS ISSUER
                         JAMES HARDIE N.V., AS GUARANTOR
                           26300 La Alameda, Suite 250
                             Mission Viejo, CA 92691

                             GUARANTEED SENIOR NOTES

                                                                November 5, 1998



TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         James Hardie Finance B.V., a company incorporated under the laws of The Netherlands with its corporate seat at Amsterdam, The Netherlands (the "ISSUER"), and James Hardie N.V., a company incorporated under the laws of The Netherlands with its corporate seat at Amsterdam, The Netherlands (the "GUARANTOR" and, collectively with the Issuer, the "OBLIGORS") agree with you as follows:

1.       AUTHORIZATION OF NOTES.

         The Issuer will authorize the issue and sale of $225,000,000 aggregate principal amount of its Guaranteed Senior Notes (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to Section 15 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes will be issued in seven separate series which shall be entitled, shall be issued in such amounts, shall bear interest and shall mature as follows:

          TITLE      PRINCIPAL AMOUNT         INTEREST RATE             MATURITY DATE
          -----      ----------------         -------------             -------------
         Series A      $24,000,000                6.86%                November 5, 2004
         Series B       35,000,000                6.92%                November 5, 2005
         Series C       37,000,000                6.99%                November 5, 2006
         Series D       11,000,000                7.05%                November 5, 2007
         Series E       63,000,000                7.12%                November 5, 2008
         Series F       20,000,000                7.24%                November 5, 2010
         Series G       35,000,000                7.42%                November 5, 2013

         The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Issuer. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement and references to "this Agreement" shall mean this Agreement as it may from time to time be amended or supplemented. Payment of the principal of, and Make-Whole Amount (if any) and interest on, the Notes, and performance by the Issuer of all of its obligations under this Agreement, will be unconditionally guaranteed by the Guarantor as provided in Section 11 hereof.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to you and you will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount and of the particular series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Issuer is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the particular series specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, at 10:00 a.m., New York time, at a closing (the "CLOSING") on November 5, 1998 or on such other Business Day thereafter as may be agreed upon by the Issuer and you and the Other Purchasers. At the Closing, the Issuer will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds as follows:

                           BankAmerica International, New York
                           Swift Code:      BOFAUS3N
                           ABA No.:         026009593
                           for the account of:
                           James Hardie Finance Limited
                           CHIPS UID:       258417
                           A/c              6550-6-07300

         If at the Closing the Issuer shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such non-fulfillment.

         4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         4.1.     REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of the Closing.

         4.2.     PERFORMANCE; NO DEFAULT.

         Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Except as otherwise contemplated by the Memorandum, neither Obligor nor any of their respective Subsidiaries shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4 or 10.6 hereof had such Sections applied since such date.

         4.3.     COMPLIANCE CERTIFICATES.

                  (a) Officer's Certificate. Each Obligor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.9 and 4.11 have been fulfilled.

                  (b) Secretary's Certificate. Each Obligor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the documents to which such Obligor is a party and the incumbency and authority of persons executing such documents.

         4.4.     OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from (i) Gibson, Dunn & Crutcher LLP,
(ii) De Brauw Blackstone Westbroek P.C. and (iii) Allen Allen & Hemsley, counsel for the Obligors, in substantially the forms set forth in Exhibits 4.4(a)(i),
4.4 (a)(ii) and 4.4(a)(iii), respectively, and in each case covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and each Obligor hereby instructs its counsel to deliver such opinion to you) and (b) from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

         4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         4.6.     SALE OF OTHER NOTES.

         Contemporaneously with the Closing the Issuer shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 17.1, the Issuer shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing.

         4.8.     PRIVATE PLACEMENT NUMBER.

         A private placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         4.9.     CHANGES IN CORPORATE STRUCTURE.

         Except in connection with the Reorganization or as specified in
Schedule 4.9, each Obligor shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         4.10.    EXECUTION OF SUBSIDIARY GUARANTEE.

         The Subsidiary Guarantor shall have executed and delivered to you a Subsidiary Guarantee (the "SUBSIDIARY GUARANTEe") substantially in the form of
Exhibit 4.10 hereto and the same shall be in full force and effect.

         4.11.    CONCURRENT COMPLETION OF REORGANIZATION.

         Contemporaneously with the Closing, the Reorganization shall have been consummated substantially as set forth in the Memorandum.

         4.12.    EVIDENCE OF CONSENT TO RECEIVE SERVICE OF PROCESS.

         You shall have received, in form and substance reasonably satisfactory to you, evidence of the consent of CT Corporation System in New York, New York to the appointment and designation provided for by Section 24.6 (and the payment of all fees relating thereto).

         4.13.    PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

         The Issuer and the Guarantor jointly and severally represent and warrant to you that:

         5.1.     ORGANIZATION; POWER AND AUTHORITY.

         Each of the Issuer and the Guarantor is a corporation duly incorporated and validly existing under the laws of The Netherlands, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has all corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to participate in the Reorganization as described in the Memorandum, to execute and deliver this Agreement, the Notes and the Other Agreements to which it is a party and to perform the provisions hereof and thereof. The Guarantor has all corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to participate in the Reorganization as described in the Memorandum, to execute and deliver this Agreement and the Other Agreements to which it is a party and to perform the provisions hereof and thereof. The Subsidiary Guarantor is a corporation duly organized and validly existing as a corporation under the laws of Australia and has all corporate power and authority to execute, deliver and perform its obligations under the Subsidiary Guarantee.

         5.2.     AUTHORIZATION, ETC.

         This Agreement, the Notes and the Other Agreements to which the Issuer is a party have been duly authorized by all necessary corporate action on the part of the Issuer, and this Agreement constitutes, and upon execution and delivery thereof, each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Agreement and the Other Agreements to which the Guarantor is a party have been duly authorized by all necessary corporate action on the part of the Guarantor, and this Agreement constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Subsidiary Guarantee has been duly authorized by all necessary corporate action on the part of the Subsidiary Guarantor and, upon execution and delivery thereof, will constitute a legal, valid and binding obligation of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.3.     DISCLOSURE.

         The Issuer, through its agent, Warburg Dillon Read LLC has delivered to you and each Other Purchaser a copy of a Private Placement Offering Memorandum, dated August 1998 (that Memorandum as supplemented by the information set forth in, or by reference in, Schedule 5.3, herein being referred to as the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Guarantor and the Issuer and the Reorganization. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of any Obligor in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since March 31, 1998 (and after giving effect to the Reorganization), there has been no change in the financial condition, operations, business, properties or prospects of any Obligor or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of any Obligor specifically for use in connection with the transactions contemplated hereby. Notwithstanding the foregoing, no Purchaser should rely on any information not contained either in the Memorandum, this Agreement or the documents provided by the Obligors in connection with the Closing, and any purchase made by any Purchaser on the basis of information not contained therein or inconsistent therewith is not authorized. Specifically, and without limitation, the Obligors do not make any representations or warranties with respect to the accuracy or inaccuracy of the statements contained in the Registration Statement of James Hardie N.V. on Form F-1, and the Purchasers should not rely on any such statements.

         5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES;
                  AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein and after giving effect to the Reorganization) complete and correct lists (i) of the Guarantor's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization or incorporation, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Guarantor and each other Subsidiary, (ii) of the Guarantor's Affiliates, other than Subsidiaries, and (iii) of each Obligor's directors and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Guarantor and its Subsidiaries (or to be so owned after giving effect to the Reorganization) have been (or as of the Closing will have been) validly issued, are (or at Closing will be) fully paid and nonassessable and are (or at Closing will be) owned by the Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is (or after giving effect to the Reorganization at Closing will be) a corporation or other legal entity duly organized or incorporated, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has (or after giving effect to the Reorganization at Closing will have) the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         5.5.     FINANCIAL STATEMENTS.

         The Guarantor has delivered to each Purchaser copies of the financial statements of the Guarantor and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Guarantor and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The "Pro Forma Statements" attached hereto as Exhibit 5.5 are derived from and consistent with the the aforesaid financial statements referred to and included in the Memorandum and comply as to form in all material respects with all applicable accounting regulations and pronouncements relating to pro forma financial statements. The assumptions on which the pro forma adjustments reflected in the Pro Forma Statements are based provide a reasonable basis for presenting the significant effects of the Reorganization and such pro forma adjustments give appropriate effect to such assumptions and are properly applied in the Pro Forma Statements. As of the date of the Closing and after giving effect to the Reorganization, the Pro Forma Statements will reflect the financial position and results of operations of the Guarantor and its Subsidiaries as of the dates and for the periods covered thereby, all on a pro forma basis as provided for therein.

         5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by each Obligor of this Agreement, the execution, delivery and performance by the Issuer of Notes and the execution, and performance of the Subsidiary Guarantee by the Subsidiary Guarantor will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

         5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (a) by each Obligor of this Agreement, (b) by the Issuer of the Notes or (c) by the Subsidiary Guarantor of the Subsidiary Guarantee.

         5.8.     LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) There are no actions, suits or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting any Obligor or any Subsidiary or any property of any Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither Obligor nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) Schedule 5.3 sets forth a reasonably detailed description of all material litigation and other proceedings involving or affecting the Guarantor and its Subsidiaries (after giving effect to the Reorganization).

         5.9.     TAXES.

         The Obligors and each Subsidiary have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither Obligor knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

         5.10.    TITLE TO PROPERTY; LEASES.

         The Obligors and each Subsidiary have (or after giving effect to the Reorganization at the Closing will have) good and sufficient title to its properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are (or after giving effect to the Reorganization at the Closing will be) valid and subsisting and are (or will be) in full force and effect in all material respects.

         5.11.    LICENSES, PERMITS, ETC.

         Except as disclosed in Schedule 5.11 (and in each case after giving effect to the Reorganization),

                  (a) each of the Obligors and each Subsidiary owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of each of the Obligors, no product of any Obligor infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of each of the Obligors, there is no Material violation by any Person of any right of the Obligors or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by any Obligor or any Subsidiary.

         5.12.    COMPLIANCE WITH ERISA.

                  (a) The Obligors and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Obligors nor any ERISA Affiliate have incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Obligors or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Obligors or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (c) The Obligors and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected post-retirement benefit obligation (determined as of the last day of the Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Guarantor and its Subsidiaries is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder and the execution and delivery of the Subsidiary Guarantee will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

         5.13.    PRIVATE OFFERING BY THE ISSUER.

         Neither of the Obligors nor anyone acting on behalf of either of them has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 75 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Obligors nor anyone acting on behalf of either of them has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act.

         5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

         The Issuer will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Obligors and the Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         5.15.    EXISTING DEBT; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Obligors and the Subsidiaries as of September 30, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or the Subsidiaries. Neither the Obligors nor any Subsidiary are in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or any such Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Neither the Obligors nor any Subsidiary have agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

         5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         Neither the sale of the Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         5.17.    STATUS UNDER CERTAIN STATUTES.

         Neither the Obligors nor any Subsidiary are subject to regulation under the Investment Issuer Act of 1940, as amended, the Public Utility Holding Issuer Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

         5.18.    ENVIRONMENTAL MATTERS.

         Neither the Obligors nor any Subsidiary have knowledge of any claim or have received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing (and in each case after giving effect to the Reorganization):

                  (a) neither the Obligors nor any Subsidiary have knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Obligors nor any Subsidiary have stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and have not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Obligors or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         5.19.    YEAR 2000.

                  With respect to the Guarantor and its Subsidiaries (after giving effect to the Reorganization), (a) a review and assessment has been initiated of all areas within the Guarantor's and its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Guarantor or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) a plan and timetable has been developed for addressing the Year 2000 Problem on a timely basis, and (c) to date, that plan has been implemented in accordance with that timetable. Any reprogramming required to avoid a Year 2000 Problem will be completed by June 30, 1999, except where failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The cost to the Guarantor and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the Year 2000 Problem to the Guarantor and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Guarantor and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue through the final maturity date of the Notes to be sufficient to permit the Guarantor and its Subsidiaries to conduct their respective businesses without a Material Adverse Effect.

6.       REPRESENTATIONS OF THE PURCHASER.

         6.1.     PURCHASE FOR INVESTMENT.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes. You also represent that you are an Institutional Investor and that the Notes will not be offered, sold, transferred or delivered as part of their initial distribution or at any time thereafter by you, directly or indirectly, other than to an Institutional Investor.

         6.2.     SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" (as the term is defined in PTCE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTCE

95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

                  (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Issuer in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Issuer in writing pursuant to this paragraph (d); or

                  (e) the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this paragraph (f); or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO THE OBLIGORS.

         7.1.     FINANCIAL AND BUSINESS INFORMATION.

         The Guarantor shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Guarantor and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Guarantor's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- within 105 days after the end of each fiscal year of the Guarantor, duplicate copies of,

                           (i) a consolidated balance sheet of the Guarantor and its Subsidiaries, as at the end of such year, and

                           (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Guarantor and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and provided that the delivery within the time period specified above of the Guarantor's Annual Report on Form 10-K for such fiscal year (together with the Guarantor's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by any Obligor or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Guarantor or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by any Obligor or any Subsidiary to the public concerning developments that are Material;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 13(f), a written notice specifying the nature and period of existence thereof and what action each Obligor is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that each Obligor and each ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any Subsidiary or relating to the ability of any Obligor to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

         7.2.     OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Sections 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and each Subsidiary from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action each Obligor shall have taken or proposes to take with respect thereto.

         7.3.     INSPECTION.

         The Guarantor shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Guarantor, to visit the principal executive office of the Guarantor, to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries with the Guarantor's officers, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) to visit the other offices and properties of the Guarantor and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Guarantor to visit and inspect any of the offices or properties of the Guarantor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES.

         8.1.     NO REQUIRED PREPAYMENTS.

         The Notes shall be due and payable in full at maturity, without required prepayments.

         8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

         The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $10,000,000 aggregate principal amount in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Other than as provided under Section 14.1 hereof, no holder of any Note has the right to demand or cause a prepayment.

         8.3.     ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.4.     MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         8.5.     PURCHASE OF NOTES.

         The Issuer will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.6.     MAKE-WHOLE AMOUNT.

         The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

         "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 14.1, as the context requires.

         "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Service (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the average life closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the average life closest to and less than the Remaining Average Life.

         "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 14.1.

         "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 14.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

         Each Obligor covenants that so long as any of the Notes are outstanding:

         9.1.     COMPLIANCE WITH LAW.

         The Guarantor will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.2.     INSURANCE.

         The Guarantor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         9.3.     MAINTENANCE OF PROPERTIES.

         The Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.4.     PAYMENT OF TAXES AND CLAIMS.

         The Guarantor will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any Subsidiary, provided that neither the Guarantor nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Guarantor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5.     CORPORATE EXISTENCE, ETC.

         The Guarantor will at all times preserve and keep in full force and effect its corporate existence and that of the Issuer (subject to the provisions of Section 10.2(i)). Subject to Section 10.2, the Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Guarantor or a Subsidiary) and all rights and franchises of the Guarantor and its Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         9.6.     NATURE OF BUSINESS.

         Neither the Guarantor nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Guarantor and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Guarantor and its Subsidiaries on the date of the Closing as contemplated by and after giving effect to the Reorganization.

         9.7.     ENVIRONMENTAL COMPLIANCE.

         The Guarantor and each Subsidiary will (i) obtain and maintain all permits, licenses, and other authorizations that are required of it under all Environmental Laws other than those which the failure to obtain or maintain, individually or in the aggregate, could not reasonably be expected to have, a Material Adverse Effect, (ii) comply with all terms and conditions of all such permits, licenses, and authorizations and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in all Environmental Laws or in any regulation, ordinance or code applicable to it and any, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder directly applicable to it, except to the extent of any noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iii) operate all property owned or leased by it such that no claim or obligation, including a clean-up obligation, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect shall arise under any Environmental Law, and if any claim is made against it or any such obligation shall arise under any Environmental Law, it shall at its own cost and expense, timely satisfy such claim or obligation, provided no such claim or obligation need be satisfied for so long as (A) it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and (B) such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor.

         9.8.     OWNERSHIP OF ISSUER AND SUBSIDIARY GUARANTOR; ACTIVITIES.

         Subject only to the provisions of Section 10.2(i), the Guarantor will at all times maintain the Issuer and the Subsidiary Guarantor as Wholly-Owned Subsidiaries of the Guarantor, and the capital stock of, and any other ownership interests in, the Issuer and the Subsidiary Guarantor will at all times remain free of any Lien.. The Subsidiary Guarantor will engage only in the business of incurring the Debt represented by the Permitted Australian Credit Facilities and advancing as a loan or contribution the proceeds thereof to Wholly-Owned Subsidiaries of the Guarantor primarily engaged in business operations in Australia and (ii) being a party to the Subsidiary Guarantee (and any similar guarantee of Debt of the Issuer).

         9.9.     COVENANT TO SECURE NOTES EQUALLY.

         If the Guarantor or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 10.3 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section 19), it will make or cause to be made effective provision satisfactory in form and substance to the Required Holders (including, without limitation, opinions of counsel relating thereto) whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured. Securing the Notes as provided in this Section 9.9 shall not permit the existence of any Lien not otherwise permitted by Section 10.3.

         10.      NEGATIVE COVENANTS.

         Each Obligor covenants that so long as any of the Notes are outstanding:

         10.1.    TRANSACTIONS WITH AFFILIATES.

         The Guarantor will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Guarantor or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Guarantor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Guarantor or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         10.2.    MERGER, CONSOLIDATION; SALE OF ASSETS.

         Neither the Guarantor nor any Subsidiary shall merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of its respective assets to any Person or Persons, except that:

                           (i) any Subsidiary may merge or consolidate with or sell, lease, transfer or otherwise dispose of all or any of its assets to the Guarantor or a Wholly-Owned Subsidiary (provided, that the Guarantor or such Wholly-Owned Subsidiary shall be the continuing or surviving corporation in the case of a merger or consolidation and, in the case of a merger or consolidation involving, or a sale of all or any substantial part of its assets by, a Subsidiary which is a corporation or other entity organized under the laws of, and having its principal place of business in, a state of the United States of America or the District of Columbia (a "US ENTITY"), the acquiring or surviving entity is a US Entity) and upon any such sale, transfer or other disposition of all or substantially all of such Subsidiary's assets, such Subsidiary may liquidate and dissolve;

                           (ii) the Guarantor may merge or consolidate with or convey, transfer or lease all or substantially all of its assets in a single integrated transaction to, any other corporation, limited liability company or limited partnership; provided, that (a) in the case of a merger or consolidation, the Guarantor shall be the continuing or surviving corporation or (b) the successor or acquiring Person (1) shall be solvent and organized under the laws of any state of the United States of America or the District of Columbia or the jurisdiction of incorporation of the Guarantor; and (2) shall expressly assume in writing all of the obligations and covenants of the Guarantor under this Agreement, and provided further, that in each case, immediately after and giving effect thereto, (A) no Default or Event of Default would exist and (B) the Guarantor would be permitted by the provisions of Section 10.4 to incur at least $1.00 of additional Funded Debt owing to a Person other than a Subsidiary of the Issuer;

                           (iii) the Guarantor and each Subsidiary may sell or lease, as lessor, inventory in the ordinary course of its business.

                           (iv) the Guarantor and each Subsidiary may dispose of equipment or other assets that have become obsolete or otherwise no longer useful or required for the conduct of its business, provided such that dispositions do not, individually or in the aggregate, constitute a liquidation of all or substantially all of the Guarantor's or any Subsidiary assets; and

                           (v) in addition to the matters set forth above, the Guarantor and any Subsidiary may sell, transfer or otherwise dispose of some or all of its respective properties or assets in a transaction not otherwise permitted pursuant to this Section 10.2 for fair and adequate consideration (a "DISPOSITION"), and if such Disposition is a Disposition of all or substantially all of the assets of a Subsidiary, such Subsidiary may thereafter liquidate and dissolve; provided, that immediately after and giving effect to any such Disposition, the greater of (a) the aggregate book value of each property and asset so sold (each an "ASSET SOLD" and collectively, the "ASSETS SOLD"), as reflected on the most recent consolidated balance sheet furnished to the holders pursuant to Section 7.1(a) prior to the date of Disposition of such Asset Sold, or (b) the aggregate net proceeds (with any non-cash proceeds being valued at its fair market value) of the Assets Sold (1) during the immediately preceding twelve months, less the aggregate amount of Qualifying Reinvestments, did not exceed more than 15% of Consolidated Total Assets as reflected on the most recent consolidated balance sheet delivered to the holders pursuant to Section 7.1(a) or (2) since the date of the Closing, less the aggregate amount of Qualifying Reinvestments, did not exceed more than 30% of Consolidated Total Assets as reflected on the most recent consolidated balance sheet delivered to the holders pursuant to Section 7.1(a);

provided, that, in each case other than the sale or lease of inventory pursuant to clause (iii) above or disposition of assets pursuant to clause (iv) above, no Default or Event of Default exists immediately before or immediately after giving effect to such sale, transfer or disposition of properties or assets or such merger or consolidation nor would any Default or Event of Default reasonably be expected to result therefrom.

         For purposes of clause (v) of this Section 10.2, a "QUALIFYING REINVESTMENT" is the use of the proceeds, or of funds expended reasonably concurrently in anticipation of the proceeds (i.e. not more than three months prior to receipt of such proceeds), of Assets Sold not more than eighteen months after the date of a Disposition, to (a) purchase (x) assets usable in any business permitted to be conducted by Section 9.6, or (y) either (1) all of the outstanding capital stock or other equity interests of a Person which, immediately after such purchase, is a Wholly-Owned Subsidiary of the Guarantor and is engaged in a business permitted to be conducted by Section 9.6, or (2) all or substantially all of the assets and business of a Person which is engaged in any business permitted to be conducted by Section 9.6; provided, that if the Assets Sold are subject to a Lien securing the Notes at the time of sale or other disposition, the assets, equipment, real property, improvements, capital stock or other equity interests purchased with the proceeds of such Assets Sold shall not constitute Qualifying Reinvestments unless promptly made subject to a Lien securing the Notes with the same priority and otherwise substantially the same terms and conditions as the Liens on the Assets Sold or (b) to make an optional prepayment of the Notes pursuant to Section 8.2 or to prepay any other Debt ranking at least pari passu with the Notes.

         10.3.    LIENS.

         The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Guarantor or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

                  (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

                  (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

                  (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                  (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 90 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 90 days after the expiration of any such stay;

                  (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Guarantor or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

                  (f) Liens on property or assets of the Guarantor or any of its Subsidiaries securing Debt owing to the Guarantor or to any of its Wholly-Owned Subsidiaries (other than the Subsidiary Guarantor);

                   (g) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Guarantor or a Subsidiary after the date of the Closing, provided that

                           (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                           (ii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the fair market value (as determined in good faith by the Guarantor) of such property at the time of such acquisition or construction, and

                           (iii) any such Lien shall be created
         contemporaneously with, or within 180 days after, the acquisition or construction of such property;

                  (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Guarantor or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Issuer or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

                  (i) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g) or (h) of this Section 10.3, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

                  (j) any Lien in addition to those described in subsections (a) through (i) above securing Debt incurred after the date of the Closing if the Debt secured thereby is not otherwise prohibited by Section 10.5.

         10.4.    INCURRENCE OF FUNDED DEBT.

         The Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Funded Debt, unless on the date the Guarantor or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                  (a) no Default or Event of Default exists;

                  (b) the ratio of Consolidated Funded Debt to Consolidated Funded Capitalization does not exceed 60% for the period from the Closing through March 31, 1999 and 55% thereafter; and

                  (c) the Guarantor would be permitted by the provisions of
Section 10.5 hereof to incur at least $1.00 of additional Priority Debt.

         For the purposes of this Section 10.4, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

         10.5.    PRIORITY DEBT.

         The Guarantor will not at any time permit the aggregate amount of Priority Debt to exceed 20% of Consolidated Net Worth.

         10.6.    RESTRICTED PAYMENTS.

                  The Guarantor will not, and will not permit any of its Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment unless immediately after giving effect to such action:

                           (a) no Default or Event of Default would exist;

                           (b) the aggregate amount of all Restricted Payments made subsequent to the date hereof would not exceed the sum of (x) $25,000,000 , (y) the Applicable Percentage of Consolidated Net Income (less 100% if Consolidated Net Income is a negative number) on a cumulative basis for the period from the date hereof to the date of such Restricted Payment and (z) the Net Proceeds of Capital Stock received by the Guarantor for the period from the date hereof to the date of such Restricted Payment; and

                           (c) the Guarantor would be permitted by the provisions of Section 10.4 hereof to incur at least $1.00 of additional Funded Debt owing to a Person other than a Subsidiary of the Guarantor.

         10.7.    CONSOLIDATED NET WORTH.

                  The Guarantor will not, at any time, permit Consolidated Net Worth to be less than $250 million until March 31, 1999, $275 million until March 31, 2000, $300 million until March 31, 2001 and $320 million thereafter.

         10.8.    RESTRICTIONS ON DIVIDENDS BY SUBSIDIARIES

                  Except for this Agreement and the Bank Credit Agreements as in effect on the date hereof and as may be required by law, the Guarantor will not, and will not permit any Subsidiary to, enter into any agreement that would restrict any Subsidiary's ability or right to pay dividends to, or make advances to or investments in, the Guarantor (or if any such Subsidiary is not directly owned by Guarantor, the "parent" Subsidiary of such Subsidiary).

11.      GUARANTEE, ETC.

         11.1.    GUARANTEE.

         The Guarantor hereby absolutely unconditionally and irrevocably guarantees to each and every holder of any of the Notes from time to time

                  (a) the due and punctual payment of

                           (i) the principal of and Make-Whole Amount (if any) and interest on all outstanding Notes (including interest on such principal and Make-Whole Amount and, to the extent permitted by applicable law, on any overdue interest), whether at the stated maturity, by acceleration, pursuant to any prepayment or otherwise, in accordance with the Notes and this Agreement, and

                           (ii) all other sums which may become due from the Issuer under the Notes or this Agreement, including costs, expenses and taxes, and

                  (b) the due and punctual performance and observance by the Issuer of all covenants, agreements and conditions on its part to be performed and observed hereunder;

such payment and other obligations so guaranteed are collectively called the "GUARANTEED OBLIGATIONS". If default shall be made in the performance of any of the Guaranteed Obligations, the Guarantor will also pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing any of such holder's rights under this Agreement, including reasonable counsel fees.

         The obligations of the Guarantor under this Section 11 shall survive the transfer or payment of the Notes.

         11.2.    GUARANTEE ABSOLUTE AND UNCONDITIONAL; WAIVERS, ETC.

                  (a) The obligations of the Guarantor under Section 11.1 constitute a present and continuing guaranty of payment and not of collectibility and shall be absolute and unconditional and, to the extent permitted by applicable law, the Guaranteed Obligations shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Issuer or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired by any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof or consent thereto), including without limitation:

                           (i) any amendment or modification of any provision of this Agreement or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

                           (ii) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of this Agreement or the Notes, or any exercise or nonexercise of any right, remedy or power in respect hereof or thereof;

                           (iii) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Issuer or any other Person or the properties or creditors of any of them;

                           (iv) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, this Agreement;

                           (v) any transfer of any assets to or from the Issuer, including without limitation any transfer or purported transfer to the Issuer from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Issuer with or into any Person, or any change whatsoever in the objects, capital structure, constitution or business of the Issuer;

                           (vi) any failure on the part of the Issuer or any other guarantor to perform or comply with any term of this Agreement, the Notes or any other agreement;

                           (vii) any suit or other action brought by any beneficiaries or creditors of, or by, the Issuer or any other person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Notes or any other agreement;

                           (viii) any lack or limitation of status or of power, incapacity or disability of the Issuer or any trustee or agent thereof; or

                           (ix) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing.

                  (b) The Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Issuer under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other guarantor or any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  (c) In the event that the Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, the Guarantor shall have no subrogation or other rights hereunder or under the Notes and the Guarantor hereby waives all rights it may have to be subrogated to the rights of any holder of a Note, and all other remedies that it may have against the Issuer, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Notes and shall forthwith be paid to such holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. The Guarantor agrees that its obligations under this Section 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Issuer is rescinded or must be otherwise restored by any holder of any Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

                  Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs. The Guarantor will from time to time deliver, upon the reasonable request of any holder of a Note, a satisfactory acknowledgment of its continued liability hereunder.

12.      TAX INDEMNIFICATION.

                  (a) Gross-Up of Payments Subject to Taxes. In the event of the imposition by or for the account of any Governmental Authority (the "TAXING AUTHORITY") of The Netherlands or any other country or jurisdiction outside of the United States of America from or through which any payment in respect of any Note or this Agreement is made by an Obligor or which is a jurisdiction of residence of an Obligor for tax purposes (any such Authority or country or jurisdiction is hereinafter referred to as a "TAXING JURISDICTION") of any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or other), duty, levy, impost, fee, charge or withholding (each a "TAX", and collectively, "TAXES") which requires such Obligor to make a deduction or withholding in respect of such Tax from any payment in respect of any Note or this Agreement (each such payment is referred to herein as a "NOTE-RELATED PAYMENT"), each Obligor hereby agrees to pay forthwith from time to time in connection with such Note-Related Payment to the holder of the Note entitled to such Note-Related Payment such amount (the "TAX REIMBURSEMENT AMOUNT") as shall be required so that such Note-Related Payment received by such holder will, after the deduction or withholding of or other payment for or on account of such Tax and any interest or penalties relating thereto as well as any additional Taxes to be withheld or deducted in respect of such Tax Reimbursement Amount, be equal to the amount due and payable to such holder in respect of such Note-Related Payment before the imposition or assessment of such Tax, provided that:

                           (i) in the case where such holder is not resident in the United States of America, the Obligors shall not be obligated to pay any such Tax Reimbursement Amount to such holder in excess of the hypothetical Tax Reimbursement Amount which the Obligors would have been obligated to pay hereunder if authorization could have been obtained under the double tax treaty between the United States of America and the Taxing Jurisdiction in force at the relevant time in order for such Obligor to make the Note-Related Payment to such holder either with no deduction or withholding of such Taxes or with a deduction or withholding of a lesser amount in respect of such Taxes as if the Notes held by such holder were beneficially owned at all relevant times by Persons who were resident in the United States of America for the purposes of such treaty and were otherwise eligible in full for all benefits and exceptions available under such treaty with respect to interest received from such Obligor;

                           (ii) no Obligor shall be obligated to pay any such Tax Reimbursement Amount to such holder in respect of any Taxes which would not have been imposed but for the existence of any present or former connection (other than the mere holding of a Note) between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation, or any Person other than such holder to whom the relevant Note or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction arising out of such holder's (or such fiduciary's, settlor's, beneficiary's, member's, shareholder's or possessor's or Persons other than such holder) being or having been a citizen or resident thereof, being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

                           (iii) no Obligor shall be obligated to pay any such Tax Reimbursement Amount to such holder in respect of any Taxes that constitute estate, inheritance, gift, sale, transfer, personal property or similar tax, assessments or governmental charges;

                           (iv) no Obligor shall be obligated to pay any such Tax Reimbursement Amount to such holder to the extent of the imposition of any Tax by reason of:

                                    (A) such holder's not being eligible in full
                  for the benefits and exemptions available under the double taxation treaty then in effect between the Taxing Jurisdiction and the United States of America in relation to interest received by such holder from an Obligor (including, without limitation, (y) being exempt from United States of America taxes on income with respect to interest on the Notes of such holder or (z) if such holder is an estate, trust, partnership or corporation, or if any Person other than such holder to whom the relevant Note or any amount payable thereon is attributable, the relevant fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder would not have been eligible in full for the aforesaid benefits and exemptions),

                                    (B) the failure to comply by such holder or
                  any other Person mentioned in subclause (A) above with a written request of an Obligor addressed to such holder to provide information concerning the nationality, residence, domicile or identity of such holder or such other Person or, information as to if, and where, any declaration of residence, domicile or other similar claim or reporting requirement described in subclause (C) hereof has been made by such holder or other Person,

                                    (C) the failure by such holder or any other
                  Person mentioned in subclause (A) above to make any aforesaid declaration of residence, domicile or other claim or reporting requirement, or to provide such information or certification to a taxation authority, as is required by a statute, treaty or regulation of the Taxing Jurisdiction (including a claim (or a requirement to provide information relating to such a claim) under any international treaty between the United States of America and such Taxing Jurisdiction providing for the avoidance of double taxation) as a precondition to exemption from all or part of such Tax, in the case of you, within 60 days after the date of Closing, in the case of any payment hereunder, at least 90 days prior to the date of such payment, and in respect of any subsequent holder of Notes, at least 90 days prior to the date of the next payment in respect of such holder, provided that no holder of a Note shall be considered to have delayed or failed to make any such declaration or to file any form (x) that would involve the disclosure of confidential or proprietary tax return or other information, (y) if such holder has filed the appropriate forms in respect of such declaration with the United States Internal Revenue Service (or other appropriate authority) at least 30 days prior to the payment in question or (z) in the case of forms or declarations not required under existing law and practices as of the date of the Closing, unless an Obligor has requested that such forms or declarations be filed (and has furnished such forms or declarations to such holder) and such holder has had a reasonable period of time (not less than 30 days) to file such forms or declarations, or

                                    (D) any combination of subclauses (A), (B)
                  and (C) above;

                  nothing in this clause (iv) shall be construed to impose any obligation on you or any other such holder (or any other Person mentioned in subclause (A) above) to contest any determination by the Taxing Authority in respect of such declarations, reports or forms or to require, or be deemed to require, the disclosure by you or any other such holder of any confidential or proprietary information.

Not later than 30 days after the date of the Closing, the Issuer will furnish you with copies of all forms currently required to be filed in The Netherlands pursuant to paragraph (C) above, and in connection with the transfer of any Note pursuant to Section 15.2, the Issuer will furnish the transferee of such Note with copies of all forms then required.

                  (b) Receipt for Taxes. As soon as reasonably practicable after the date of any payment by any Obligor of any Tax in respect of any Note-Related Payment, such Obligor shall furnish to each affected holder of a Note a certified copy of the original tax receipt (if such a receipt has been issued and, if such tax receipt has not then been issued, such Obligor shall furnish a copy thereof to such affected holder as soon as reasonably practicable as such tax receipt is so issued). If such Obligor shall have determined, with respect to any holder of Notes, that a deduction or withholding of Tax from Note-Related Payments shall be required to be made to such holder and that no Tax Reimbursement Amount will be payable to such holder under this Section 12 in respect of such Tax, such Obligor will use its best efforts to inform such holder of the imposition or withholding of such Tax and of the applicable exemption set forth in Section 12 that releases such Obligor from the obligation to pay a Tax Reimbursement Amount in respect thereof.

                  (c) Payment of Taxes to Taxing Jurisdiction. If any deduction or withholding for Tax shall at any time be required by the laws of a Taxing Jurisdiction in respect of any Note-Related Payments to a holder of Notes, the Obligor making any such Note-Related Payments will promptly pay over to the Taxing Authority imposing such Tax the full amount required to be deducted or withheld in respect thereof (including, without limitation, the full amount of any Tax required to be deducted or withheld from or otherwise paid in respect of any related Tax Reimbursement Amount).

                  (d) Refunds of Tax Reimbursement Amounts. If an Obligor makes payment of any Tax Reimbursement Amount and a recipient thereof subsequently receives a refund, credit or allowance in respect thereof (a "TAX REFUND"), and such recipient determines in its good faith that the Tax Refund is attributable to the Taxes with respect to which such Tax Reimbursement Amount was paid, then such recipient shall promptly reimburse such Obligor such amount as such recipient shall determine, in good faith, to be the proportion of the Tax Refund as will leave such recipient, after such reimbursement, in no better or worse position than in which such recipient would have been if payment of such Tax Reimbursement Amount had not been required. The foregoing notwithstanding, nothing in this clause (d) shall restrict the right of any recipient to arrange the tax affairs of such recipient as such recipient shall think fit. Nothing in this clause (d) shall require any recipient to disclose any information regarding the tax affairs of such recipient.

                  (e) Stamp Taxes. The Obligors will pay all stamp, documentary or similar taxes which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (except as otherwise provided in Section 15 with respect to transfer of Notes) of any of the Notes or the Guarantee or the Subsidiary Guarantee or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes or the Guarantee or the Subsidiary Guarantee and will save each holder of any Note and all subsequent holders of the Notes harmless against all liabilities resulting from nonpayment or delay in payment of any such tax required to be paid by the Obligors hereunder.

                  (f) Survival of Obligations. The obligations of each Obligor under this Section 12 will survive the payment or transfer of any Note and the termination of this Agreement.

13.      EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) any Obligor defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.8; or

                  (d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 13) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) an Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 13); or

                  (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of any Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Guarantor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Guarantor or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Guarantor or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

                  (g) the Guarantor or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
(ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing (except for actions (including the appointment of a receiver) in connection with the termination of the existence of a Subsidiary as permitted under Section 9.5); or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Guarantor or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Guarantor or any of its Subsidiaries, or any such petition shall be filed against the Guarantor or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Guarantor and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) any

Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Issuer or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                  (k) the Guarantee shall at any time, for any reason, cease to be in full force and effect or shall be declared to be null and void in whole or in any material part by the final judgment (which is non-appealable or has not been stayed pending appeal or as to which all rights to appeal have expired or been exhausted) of any Governmental Authority having jurisdiction, or the validity or enforceability of the Guarantee shall be contested by or on behalf of the Guarantor or any of its Subsidiaries, or the Guarantor or any such Subsidiary shall renounce the Guarantee or deny that the Guarantor is bound thereby or has any further liability thereunder; or

                  (l) the Subsidiary Guarantee shall at any time, for any reason, cease to be in full force and effect or shall be declared to be null and void in whole or in any material part by the final judgment (which is non-appealable or has not been stayed pending appeal or as to which all rights to appeal have expired or been exhausted) of any Governmental Authority having jurisdiction, or the validity or enforceability of the Subsidiary Guarantee shall be contested by or on behalf of the Guarantor or any of its Subsidiaries, or the Guarantor or any such Subsidiary shall renounce the Subsidiary Guarantee or deny that the Subsidiary Guarantor is bound thereby or has any further liability thereunder.

         As used in Section 13(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

14.      REMEDIES ON DEFAULT, ETC.

         14.1.    ACCELERATION.

                  (a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 13 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to each Obligor, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 13 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to each Obligor, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 14.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) if such Notes are declared due and payable under
Section 14.1(a), 14.1(b) or 14.1(c), the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         14.2.    OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 14.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         14.3.    RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 14.1, the Required Holders, by written notice to each Obligor, may rescind and annul any such declaration and its consequences if
(a) an Obligor has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 19, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 14.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         14.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any

Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 17, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this
Section 14, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

15.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         15.1.    REGISTRATION OF NOTES.

         The Issuer shall keep at its registered office in The Netherlands and its principal executive office in the United States a register for the registration and registration of transfers of Notes. As of the date hereof such offices are located, respectively, as follows:

            World Trade Center          and           26300 La Alameda
            Tower C, 4th Floor                        Suite 250
            Strawinskylaan 819                        Mission Viejo, CA 92691
            PO Box 819
            1070 XX Amsterdam
            THE NETHERLANDS

         The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         15.2.    TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Issuer for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Issuer shall execute and deliver, at the Issuer's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge in respect of any such transfer of Notes which is imposed by the United States of America or any state thereof or any taxing authority of any thereof. Notes shall not be transferred in denominations of less than $100,000 (except that in the case of the transfer of all of the Notes by any holder of Notes aggregating less than $100,000 one Note may be issued in a denomination equal to such aggregate amount); provided that the denomination of any Note shall not in any event be less than NLG100,000 (100,000 Dutch Guilders). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         15.3.    REPLACEMENT OF NOTES.

         Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100 million, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

16.      PAYMENTS ON NOTES.

         16.1.    PLACE OF PAYMENT.

         Subject to Section 16.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, NY at the principal office of The Bank of New York in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         16.2.    HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 16.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 16.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section
15.2. The Issuer will afford the benefits of this Section 16.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 16.2.

17.      EXPENSES, ETC.

         17.1.    TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Obligors jointly and severally will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a
Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Guarantor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors jointly and severally will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         17.2.    SURVIVAL.

         The obligations of the Obligors under Section 17 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

18.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

19.      AMENDMENT AND WAIVER.

         19.1.    REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of each Obligor and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 23 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding (i) subject to the provisions of
Section 14 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11, 12, 13(a), 13(b), 14, 19 or 20.

         19.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) Solicitation. The Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 19 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. No Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         19.3.    BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 19 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon each Obligor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between an Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         19.4.    NOTES HELD BY AN OBLIGOR, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by an Obligor or any of their respective Affiliates shall be deemed not to be outstanding.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Guarantor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Guarantor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Guarantor or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (v) any Person from which you offer to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or

(viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 20 as though it were a party to this Agreement. On reasonable request by the Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Guarantor embodying the provisions of this Section 20.

21.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 21 shall not prohibit an Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

22.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Issuer in writing,

                           (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing,

                           (iii) if to the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of Don E. Cameron, or at such other address as the Issuer shall have specified to the holder of each Note in writing, or

                           (iv) if to the Guarantor, to the Guarantor at its address set forth at the beginning hereof to the attention of Don E. Cameron, or at such other address as the Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 22 will be deemed given only when actually received.

23.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 23), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
23), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

24.      MISCELLANEOUS.

         24.1.    SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         24.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         24.3.    SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         24.4.    CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         24.5.    COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         24.6.    SUBMISSION TO JURISDICTION, SERVICE OF PROCESS.

                  Each Obligor hereby expressly waives all rights to object to jurisdiction or execution in any legal action or proceeding relating to this Agreement or the Notes which it may now or hereafter have by reason of its domicile or by reason of any subsequent or other domicile. Each Obligor agrees that any legal action or proceeding with respect to this Agreement or any Note, or any instrument, agreement or document mentioned or contemplated herein, or to enforce any judgment obtained against such Obligor in any such legal action or proceeding against it or any of their respective properties or revenues may be brought by the holder of any Note in the courts of the State of New York or of the United States of America located in New York, New York, as the holder of any Note may elect, and by execution and delivery of this Agreement, each Obligor irrevocably submits to each such jurisdiction.

                  In addition, each Obligor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the actions, suits or proceedings described above arising out of or in connection with this Agreement or the Notes brought in any of such courts, and waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  Each Obligor hereby irrevocably designates, appoints and empowers CT Corporation System with offices at 1633 Broadway, New York, New York, and its successors, as the designee, appointee and agent of such Obligor to receive, accept and acknowledge, for and on behalf of such Obligor and its respective properties, service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding in the case of the courts of the State of New York or of the United States of America located in New York, New York, which service may be made on any such designee, appointee and agent in accordance with legal procedures prescribed for such courts. Each Obligor shall take any and all actions necessary to continue such designation in full force and effect and should such designee, appointee and agent become unavailable for this purpose for any reason, such Obligor will forthwith irrevocably designate a new designee, appointee and agent with offices in New York, New York, which shall irrevocably agree to act as such, with the powers and for the purposes specified in this Section 24.6. Each Obligor further irrevocably consents and agrees to service of any and all legal process, summons, notices and documents out of any of such courts in any such action, suit or proceeding delivered to such Obligor in accordance with this Section 24.6 or to its then designee, appointee or agent for service. Service upon any Obligor or any such designee, appointee and agent as provided for herein shall constitute valid and effective personal service upon such Obligor and that the failure of any such designee, appointee and agent to give any notice of such service to such Obligor shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall, or shall be construed so as to, limit the right of the holder of the Notes to bring actions, suits or proceedings with respect to the obligations and liabilities of either Obligor under, or any other matter arising out of or in connection with, this Agreement or the Notes, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of whatever jurisdiction in which the respective offices of the holders of the Notes may be located or assets of such Obligor may be found or as otherwise shall to the holders of the Notes seem appropriate, or to affect the right to service of process in any jurisdiction in any other manner permitted by law.

         24.7.    OBLIGATIONS TO MAKE PAYMENTS IN DOLLARS.

         The Obligors shall make payments under this Agreement and under the Notes in Untited States currency ("DOLLARS") and the respective obligations of the Obligors to make such payments shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the holder of any Note of the full amount of Dollars expressed to be payable in respect of any such obligations. The obligation of the Obligors to make payments in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of any such obligations, and shall not be affected by judgment being obtained for any other sums due under this Agreement or the Notes.

         24.8.    ASSUMPTION OF COMPANY'S OBLIGATIONS.

         (A) The Guarantor may cause any James Hardie USA Entity or James Hardie Netherlands Entity (any such Entity being herein called a "NEW ISSUER") to assume the obligations of the Issuer for the due and punctual payment of the principal of and Make-Whole Amount (if any) and interest on the Notes and the performance of each and every other covenant and obligation of the Issuer under this Agreement and the Notes, provided that as a condition precedent to any such assumption,

                  (1) The Guarantor shall have delivered to each holder of a Note (i) written notice of such assumption at least 30 days prior to the date of such assumption, which notice shall refer specifically to this Section 24.8 and shall specify the date such assumption is to become effective, (ii) an irrevocable and unconditional assumption of such obligations duly executed and delivered by such New Issuer in a form approved in writing by the Required Holders (the "ASSUMPTION AGREEMENT"), (iii) a written confirmation, from each of the Guarantor and the Subsidiary Guarantor of their continued liability under the Guarantee and the Subsidiary Guarantee, respectively, and (iv) an opinion of independent counsel of recognized standing, in customary form and subject only to customary qualifications, addressed to each such holder, to the effect that the Assumption Agreement is a legal, valid and binding agreement of such New Issuer enforceable in accordance with its terms; and

                  (2) immediately after giving effect to such assumption, no Default or Event of Default shall have occurred and be continuing.

         (B) In the event that any New Issuer shall assume the obligations of the Issuer pursuant to Subsection (A) above, all references to the Issuer in this Agreement or any Note or any document, instrument or agreement executed, or to be executed, in connection herewith or therewith shall be deemed to be references to such New Issuer, except for references to the Issuer relating to its status prior to such assumption.

         24.9.    GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuer, whereupon the foregoing shall become a binding agreement among you and the Issuer and the Guarantor.

                                                     Very truly yours,

                                                     JAMES HARDIE FINANCE B.V.


                                                     By /s/
                                                        ------------------------
                                                        Title: Attorney





                                                     JAMES HARDIE N.V.


                                                     By /s/
                                                        ------------------------
                                                        Title: Attorney

The foregoing agreement is
hereby accepted as of the
date first above written.


TEXAS LIFE INSURANCE COMPANY



By: /s/  [SIG]
    ------------------------------
    Title: Authorized Signatory

The foregoing agreement is
hereby accepted as of the
date first above written.


METROPOLITAN LIFE INSURANCE COMPANY



By: /s/ GERALD P. MARCUS
    -------------------------------
    Gerald P. Marcus
    Title: Director

The foregoing agreement is
hereby accepted as of the
date first above written.


STATE FARM LIFE INSURANCE COMPANY



By: /s/ DONALD E. HELTNER                    By: /s/ LYLE TRIEBWASSER
    --------------------------------            --------------------------------
        Name:  Donald E Heltner                     Name:  Lyle Triebwasser
        Title: Vice President --                    Title: Senior Investment
               Taxable Fixed Income                        Officer

The foregoing agreement is
hereby accepted as of the
date first above written.

AMERITAS LIFE INSURANCE CORP.




By:  /s/ WILLIAM W. LESTER
   ----------------------------------
         William W. Lester
         Vice President-Securities

The foregoing agreement is
hereby accepted as of the
date first above written.

PRINCIPAL LIFE INSURANCE COMPANY



By:  /s/ SARAH J. PITTS
   ----------------------------------
         Sarah J. Pitts
         Counsel

By:  /s/ JAMES C. FIFIELD
   ----------------------------------
         James C. Fifield
         Counsel

The foregoing agreement is
hereby accepted as of the
date first above written.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA


By:  /s/ [SIG]
   ----------------------------------
         Title: Vice President

The foregoing agreement is
hereby accepted as of the
date first above written.


AMERICAN INVESTORS LIFE INSURANCE
COMPANY



By:  /s/ [SIG]
   -----------------------------------
     Title: Vice President
     Investment Management & Research

The foregoing agreement is
hereby accepted as of the
date first above written.


THE PAUL REVERE LIFE INSURANCE COMPANY
By:  Provident Investment Management, LLC
Its: Agent


By:  /s/ David Fussell
   -----------------------------------
     David Fussell
     Vice President

The foregoing agreement is
hereby accepted as of the
date first above written.


MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY


By:  /s/ [SIG]
   -----------------------------------
     Title: Managing Director

The foregoing agreement is
hereby accepted as of the
date first above written.


CM LIFE INSURANCE COMPANY



By:  /s/ JOHN B. JOYCE
   -----------------------------------
     Title: Investment Officer

The foregoing agreement is
hereby accepted as of the
date first above written.

OHIO NATIONAL LIFE ASSURANCE
CORPORATION




By: /s/ MICHAEL A.BOEDEKER
   --------------------------------
   Title: Michael A. Boedeker
          Vice President, Fixed Income Securities

The foregoing agreement is
hereby accepted as of the
date first above written.

USAA LIFE INSURANCE COMPANY



By: /s/ [SIG]
   --------------------------------
   Title: Senior Vice President

The foregoing agreement is
hereby accepted as of the
date first above written.

THE GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA



By: /s/ [SIG]
   --------------------------------
   Title: Vice President

The foregoing agreement is
hereby accepted as of the
date first above written.

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY
By CIGNA Investments, Inc.



By:  /s/  RICHARD B. McGAULEY
   ---------------------------------
          RICHARD B. McGAULEY
Title:    Managing Director

The foregoing agreement is
hereby accepted as of the
date first above written.

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY on behalf of One or More Separate Accounts
By CIGNA Investments, Inc.



By:  /s/  RICHARD B. McGAULEY
   ---------------------------------
          RICHARD B. McGAULEY
Title:    MANAGING DIRECTOR

The foregoing agreement is
hereby accepted as of the
date first above written.

LIFE INSURANCE COMPANY OF NORTH
AMERICA
By CIGNA Investments, Inc.



By:  /s/  RICHARD B. McGAULEY
   ---------------------------------
          RICHARD B. McGAULEY
Title:    MANAGING DIRECTOR

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $3,250,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series C)
         James Hardie Finance B.V. 6.99% Guaranteed Senior Note due 2006, interest and principal)      No. RC-5
         to:

                  Citibank, N.A.
                  111 Wall Street
                  New York, NY 10043
                  ABA No. 021000089
                  For MassMutual Long-Term Pool
                  Account No. 4067-3488
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $1,000,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series C)
         James Hardie Finance B.V. 6.99% Guaranteed Senior Note due 2006, interest and principal)      No. RC-10
         to:

                  Chase Manhattan Bank, N.A.
                  4 Chase Metro Tech Center
                  New York, NY 10081
                  ABA No. 021000021
                  For MassMutual IFM Non-Traditional
                  Account No. 910-2509073
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire        $625,000
         transfer of Federal or other immediately available funds (identifying each payment as          (Series C)
         James Hardie Finance B.V. 6.99% Guaranteed Senior Note due 2006, interest and principal)       No. RC-11
         to:

                  Chase Manhattan Bank, N.A.
                  4 Chase Metro Tech Center
                  New York, NY 10081
                  ABA No. 021000021
                  For MassMutual Pension Management
                  Account No. 910-2594018
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

CM LIFE INSURANCE COMPANY
         C/O MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $125,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series C)
         James Hardie Finance B.V. 6.99% Guaranteed Senior Note due 2006, interest and principal)      No. RC-12
         to:

         Citibank, N.A.
         111 Wall Street
         New York, NY 10043
         ABA No. 021000089
         For Segment 43 - Universal Life
         Account No. 4068-6561
         Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  06-1041383

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $3,900,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series E)
         James Hardie Finance B.V. 7.12% Guaranteed Senior Note due 2008, interest and principal)       No. RE-4
         to:

         Citibank, N.A.
         111 Wall Street
         New York, NY 10043
         ABA No. 021000089
         For MassMutual Long-Term Pool
         Account No. 4067-3488
         Re: Description of security, principal and interest split

                  With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance
                  Company at (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $1,200,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series E)
         James Hardie Finance B.V. 7.12% Guaranteed Senior Note due 2008, interest and principal)      No. RE-7
         to:

                  Chase Manhattan Bank, N.A.
                  4 Chase Metro Tech Center
                  New York, NY 10081
                  ABA No. 021000021
                  For MassMutual IFM Non-Traditional
                  Account No. 910-2509073
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $750,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series E)
         James Hardie Finance B.V. 7.12% Guaranteed Senior Note due 2008, interest and principal)      No. RE-8
         to:

                  Chase Manhattan Bank, N.A.
                  4 Chase Metro Tech Center
                  New York, NY 10081
                  ABA No. 021000021
                  For MassMutual Pension Management
                  Account No. 910-2594018
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

CM LIFE INSURANCE COMPANY
         C/O MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $150,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series E)
         James Hardie Finance B.V. 7.12% Guaranteed Senior Note due 2008, interest and principal)      No. RE-9
         to:

                  Citibank, N.A.
                  111 Wall Street
                  New York, NY 10043
                  ABA No. 021000089
                  For Segment 43 - Universal Life
                  Account No. 4068-6561
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  06-1041383

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $4,250,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series F)
         James Hardie Finance B.V. 7.24% Guaranteed Senior Note due 2010, interest and principal)      No. RF-2
         to:

                  Citibank, N.A.
                  111 Wall Street
                  New York, NY 10043
                  ABA No. 021000089
                  For MassMutual Long-Term Pool
                  Account No. 4067-3488
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1.       All payments on account of the Note shall be made by crediting in the form of bank wire       $750,000
         transfer of Federal or other immediately available funds (identifying each payment as         (Series F)
         James Hardie Finance B.V. 7.24% Guaranteed Senior Note due 2010, interest and principal)      No. RF-3
         to:

                  Chase Manhattan Bank, N.A.
                  4 Chase MetroTech Center
                  New York, NY 10081
                  ABA No. 021000021
                  For MassMutual Pension Management
                  Account No. 910-2594018
                  Re: Description of security, principal and interest split

         With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
         (413) 744-3561

2. All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed to:

         Attention:        Securities Custody and
                           Collection Department
                           F 381

3.       Taxpayer Identification No.:  04-1590850

AMERITAS LIFE INSURANCE CORP.

1.       All payments by wire transfer of immediately available funds to:                              $2,000,000
                                                                                                        Series C
                                                                                                        No. RC-9
                  U.S. Bank
                  ABA #104-000-029
                  Ameritas Life Insurance Corp.
                  Acc# 1-494-0070-0188
                  Re: Description of Note; Principal & Interest Breakdown

         with sufficient information to identify the source and application of such funds

2.       All notices of payments and written confirmations of such wire transfers:

                  Ameritas Life Insurance Corp.
                  5900 "O" Street
                  Lincoln, NE 68510-2234
                  Fax Number (402) 467-6970
                  Attn: James Mikus

3.       All other communications:

                  Ameritas Life Insurance Corp.
                  5900 "O" Street
                  Lincoln, NE 68510-2234
                   Attn: James Mikus

4.       Taxpayer Identification No.:  47-0098400

STATE FARM LIFE INSURANCE COMPANY

1.       Wire Transfer Instructions:                                                                   $5,000,000
                                                                                                        Series B
                  The Chase Manhattan Bank                                                              No. RB-2
                  ABA No. 021000021
                  SSG Private Income Processing
                  A/C #900-9-000200
                  For Credit to Account Number G 06893
                  Ref. PPN N4703# AB 9
                  Rate: 6.92%
                  Maturity Date: November 5, 2005

2.       Send notices (as well as a photocopy of the original security) to:

                  State Farm Life Insurance Company
                  Investment Dept. E-10
                  One State Farm Plaza
                  Bloomington, IL 61710

3.       Send confirms to:

                  State Farm Life Insurance Company
                  Investment Accounting Dept. D-3
                  One State Farm Plaza
                  Bloomington, IL 61710

4.       Taxpayer Identification No.: 37-0533090

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

1.       All payments on account of Notes held by such purchaser shall be made by wire                 $30,000,000
         transfer of immediately available funds for credit to:                                          Series B
                                                                                                         No. RB-1
                  Account No. 890-0304-391
                  Bank of New York                                                                     $11,000,000
                  New York, New York                                                                     Series D
                  (ABA No: 021-000-018                                                                   No. RD-1

         Each such wire transfer shall set forth a reference to the name of the Company,               $15,000,000
         maturity date, interest rate, Security No. !INV6175! and the due date and application           Series F
         (as among principal, interest and Yield-Maintenance Amount) of the payment being made.          No. RF-1

2.       Address for all notices relating to payments:

                  The Prudential Insurance Company of America
                  c/o Prudential Capital Group
                  Gateway Center Three
                  100 Mulberry Street
                  Newark, New Jersey 07102
                  Attention: Manager, Investment Operations Group
                  Telephone: (973) 802-5260
                  Telecopy:  (973) 802-8055

3.       Address for all other communications and notices:

                  The Prudential Insurance Company of America
                  c/o Prudential Capital Group
                  Two Prudential Plaza
                  180 N. Stetson Street - Suite 5600
                  Chicago, IL 60601-6716
                  Attention: International Finance
                  Telephone: (312) 540-0931
                  Telecopy: (312) 540-4222

4.       Receipt of telephonic prepayment notices:

                  Manager, Investment Structure and Pricing
                  Telephone: (973) 802-7398
                  Telecopy:  (973) 802-9425

5.       Taxpayer Identification No.:  22-1211670

TEXAS LIFE INSURANCE COMPANY

1.       All payments by wire transfer of immediately available funds to:                              $3,000,000
                                                                                                        Series E
                  The Chase Manhattan Bank                                                              No. RE-2
                  ABA #021-000-021
                  New York, New York
                  SSG Private Income Processing
                  Account No. 900-9-000200
                  Texas Life Insurance Company
                  Account Number G06748
                  With reference to PPN # N4703# AE3

         with sufficient information to identify the source and application of such funds

2.       All notice and other communications:

                  Texas Life Insurance Company
                  c/o Metropolitan Life Insurance Company
                  Private Placements Unit
                  334 Madison Avenue
                  Convent Station, New Jersey 07961-0633
                  Facsimile (973) 254-3050

         With a copy to:

                  Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, New York 10010-3690
                  Attention: George M. Bryant (Area 6-H)
                  Facsimile: (212) 578-3916

3.       Taxpayer Identification No.:  74-0940890

METROPOLITAN LIFE INSURANCE COMPANY

1.       All payments by wire transfer of immediately available funds to:                              $23,500,000
                                                                                                         Series E
                  The Chase Manhattan Bank                                                               No. RE-1
                  ABA #021-000-021
                  New York, New York
                  Metropolitan Life Insurance Company
                  Account No. 002-2-410591
                  With reference to PPN # N4703# AE3

         with sufficient information to identify the source and application of such funds

2.       All notices and other communications:

                  Metropolitan Life Insurance Company
                  Private Placements Unit
                  334 Madison Avenue
                  Convent Station, New Jersey 07961-0633
                  Facsimile (973) 254-3050

         With a copy to:

                  Metropolitan Life Insurance Company
                  One Madison Avenue
                  New York, New York 10010-3690
                  Attention: George M. Bryant (Area 6-H)
                  Facsimile: (212) 578-3916

3.       Taxpayer Identification No.:  13-5581829

PRINCIPAL LIFE INSURANCE COMPANY

1.       All notices with respect to the Note, except with respect to payment, should be               $24,000,000
         sent to:                                                                                        Series A
                                                                                                         No. RA-1
                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, IA 50392-0800
                  Attn: Investment Department-Securities Division
                  Fax #: 515-248-2490
                  Confirmation #: 515-248-3495

2.       All notices with respect to payment on the Note should be sent to:

                  Principal Life Insurance Company
                  711 High Street
                  Des Moines, IA 50392-0960
                  Attn: Investment Accounting-Securities
                  Fax #: 515-248-2643
                  Confirmation #: 515-247-0689

3. All payments with respect to the Note are to be made by a wire transfer of immediately available funds to:

                  Norwest Bank Iowa, N.A.
                  7th & Walnut Streets
                  Des Moines, IA 50309
                  ABA No.: 073 000 228
                  OBI Reference: PFGSE (S) B00617620

         For credit to Principal Life Insurance Company
         General Account No. 0000014752

4.       Taxpayer Identification No.:  42-0127290

USAA LIFE INSURANCE COMPANY

1.       All payments on or in respect of the Notes to be by bank wire transfer                        $20,000,000
         of Federal or other immediately available funds (identifying each payment                       Series E
         as James Hardie Finance B.V., 7.12% Series E Guaranteed Senior Notes, due                       No. RE-3
         2008, PPN, principal or interest) to:

                  Bankers Trust Company/USAA
                  ABA #021001033
                  Private Placement Processing
                  AC #99 911 145
                  for credit to: USAA Life Insurance Company
                  Accounting Number 99717

2. All notices with respect to payments and written confirmation of each such payment, to be addressed to:

                  USAA Life Insurance Company
                  c/o FSC Portfolio Accounting
                  USAA Building, B-1-W
                  9800 Fredericksburg Road
                  San Antonio, Texas 78288

3.       All other communications:

                  Insurance Company Portfolios
                  USAA IMCO
                  USAA Building, BK D04N
                  9800 Fredericksburg Road
                  San Antonio, Texas 78288

4.       Taxpayer Identification No.:  74-1472662

THE PAUL REVERE LIFE INSURANCE COMPANY

1.       Address all notices regarding payments and all other communications to:                       $20,000,000
                                                                                                         Series G
                  Provident Investment Management, LLC                                                   No. RG-4
                  Private Placements
                  One Fountain Square
                  Chattanooga, Tennessee 37402
                  Telephone: (423) 755-1365
                  Fax: (423) 755-3351

2. All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

                  CUDD & CO.
                  c/o The Chase Manhattan Bank
                  New York, NY
                  ABA No. 021 000 021
                  SSG Private Income Processing
                  A/C #900-9-000200
                  Custodial Account No. G06992

         Please reference: Issuer
                           PPN
                           Coupon
                           Principal +      $_________
                           Interest =       $_________

3.       Taxpayer Identification No.:  13-6022143 (CUDD & CO.)

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

1.       Payment by wire to:                                                                           $6,000,000
                                                                                                        Series C
                  The Chase Manhattan Bank                                                              No. RC-6
                  FED ABA #021000021
                  CHASE/NYC/CTR/BNF
                  A/C 900-9-000200                                                                     $7,000,000
                  Reference A/C #G05978 The Guardian                                                    Series E
                  And the name and CUSIP for which payment is being made                                No. RE-5

2.       Address for all notices relating to payments:

                  The Guardian Life Insurance Company of America
                  Attn: Investment Accounting M-IA
                  201 Park Avenue South
                  New York, NY 10003
                  Fax (212) 677-9023

3.       Address for all other communications and notices:

                  The Guardian Life Insurance Company of America
                  201 Park Avenue South
                  New York, NY 10003
                  Attn:    Thomas M. Donohue
                           Investment Department 7B
                           Fax: (212) 777-6715

4.       Taxpayer Identification No.:  13-6022143

AMERICAN INVESTORS LIFE INSURANCE COMPANY

1.       Wire instructions for American Investors Life Insurance Company:                              $7,000,000
                                                                                                        Series C
                  Bankers Trust Company                                                                 No. RC-7
                  New York, NY
                  ABA #021001033
                  Credit Account #99911145
                  For Further Credit Account #093398
                  American Investors Life Insurance Co.
                  Ref: Issue name, coupon, maturity date

         Contact at Bankers Trust Co. Richard McCormack (212) 618-2230 or Lorraine Squires
         (212) 618-2200, Fax number (212) 518-2280

2.       Address for all notices with respect to payments:

                  AmerUs life Insurance Company
                  699 Walnut Street, Suite 1700
                  Des Moines, Iowa 50309
                  Attn: Dan Owens
                  Tel: (515) 283-3431

                  Fax: (515) 283-3434

3.       Address for all other communications:

                  AmerUs Life Insurance Company
                  699 Walnut Street, Suite 1700
                  Des Moines, Iowa 50309
                  Attn: Steve Sweeney
                  Tel: (515) 362-3542
                  Fax: (515) 283-3434

4.       Taxpayer Identification No.:  48-0696320

         Taxpayer Identifiction No.:  13-6065491 (Salkeld & Co.)

OHIO NATIONAL LIFE ASSURANCE CORPORATION

1.       Address for payments on account of the Notes:                                                 $3,500,000
                                                                                                        Series E
                  By bank wire transfer of Federal or other immediately
                  available funds No. RE-6 (identifying each payment as to
                  issuer, security, and principal or interest) to:

                  Star Bank, N.A. (ABA #042-000013)                                                    $3,500,000
                  5th & Walnut Streets                                                                  Series C
                  Cincinnati, OH 45202                                                                  No. RC-8

                  For credit to Ohio National Life Assurance Corporation's Account No. 865-215-8

2. All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

                  Ohio National Life Assurance Corporation
                  Post Office Box 237
                  Cincinatti, OH  45201
                  Attention: Investment Department

3.       Taxpayer Identification No.:  31-0962495

CONNECTICUT GENERAL LIFE INSURANCE COMPANY                                                             $4,400,000
                                                                                                        Series C
                                                                                                        No. RC-1
1.       Payment

         Federal Funds Wire Transfer to:                                                               $3,100,000
                                                                                                        Series C
                                                                                                        No. RC-2
                  Chase NYC/CTR/
                  BNF=CIGNA Private Placements/AC=9009001802
                  ABA# 021000021                                                                       $6,135,000
                                                                                                        Series G
                  Accompanying Information:                                                             No. RG-1

                  OBI=[name of company; description of security; interest rate;
                  maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made);
                  contact name and phone.]

2.       Address for Notices Related to Payments:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention: Securities Processing S-309
                  900 Cottage Grove Road
                  Hartford, CT 06152-2309

                  CIG & Co.
                  c/o CIGNA Investment, Inc.
                  Attention: Private Securities - S307
                  Operations Group
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax: (860) 726-7203

                  With a copy to:

                  Chase Manhattan Bank
                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, New York 10081
                  Attention: CIGNA Private Placements
                  Fax: (212) 552-3107/1005

3.       Address for All Other Notices:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention: Private Securities Division - S-307
                  900 Cottage Grove Road
                  Hartford, Connecticut 06152-2307
                  Fax: (860) 726-7203

4.       Taxpayer Identification No.:  13-3574027

                                                                                                       $3,000,000
CONNECTICUT GENERAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS                   Series C
                                                                                                        No. RC-3

         SEE INFORMATION UNDER "CONNECTICUT GENERAL LIFE INSURANCE COMPANY."
                                                                                                       $3,000,000
                                                                                                        Series C
                                                                                                        No. RC-4

                                                                                                       $5,065,000
                                                                                                        Series G
                                                                                                        No. RG-2

                                                                                                       $3,800,000
LIFE INSURANCE COMPANY OF NORTH AMERICA                                                                 Series G
                                                                                                        No. RG-3

         SEE INFORMATION UNDER "CONNECTICUT GENERAL LIFE INSURANCE COMPANY."

                                   SCHEDULE B

                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Issuer or any Subsidiary or any corporation of which the Issuer and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Issuer.

         "APPLICABLE PERCENTAGE" means 75% until such time and for so long as JHIL either (x) no longer, directly or indirectly, owns any shares of Voting Stock of the Guarantor or any of its Subsidiaries or (y) owns less than 50% of the Voting Stock of the Guarantor and any other holder or "group" (within the meaning of the Exchange Act) owns a percentage of such Voting Stock which is greater than the percentage owned by JHIL, then in either of such cases "Applicable Percentage" shall mean 100%.

         "ASSET(S) SOLD" is defined in Section 10.2.

         "BANK CREDIT AGREEMENTS" means (i) the four separate Revolving Loan Agreements, each dated as of the date hereof, between the Subsidiary Guarantor (as borrower), the Issuer and the Guarantor (as guarantors) and, respectively, ANZ Banking Group, Wachovia Bank, Banque Nationale de Paris and Wesdeutsche Landesbank Girozentrale (the "Bank Lenders") under which the Subsidiary Guarantor may borrow up to an aggregate of A$200,000,000 (A$ referring to Australian dollars), and (ii) the four separate Standby Loan Agreements, each dated as of the date hereof, between the Issuer (as borrower), the Guarantor and the Subsidiary Guarantor (as guarantors) and, respectively, each of the Bank Lenders under which the Issuer may borrow up to an aggregate of $80,000,000 (or the equivalent in Australian currency).

         "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Los Angeles, California are required or authorized to be closed.

         "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "CLOSING" is defined in Section 3.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "CONFIDENTIAL INFORMATION"  is defined in Section 22.

         "CONSOLIDATED FUNDED CAPITALIZATION" means, at any time, the sum of Consolidated Net Worth and Consolidated Funded Debt.

         "CONSOLIDATED FUNDED DEBT" means, as of any date of determination, the total of all Funded Debt of the Guarantor and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Guarantor and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Guarantor and its Subsidiaries in accordance with GAAP.

         "CONSOLIDATED NET INCOME" of the Guarantor for any period means the consolidated net income (loss) of the Guarantor and its Subsidiaries for such period, all determined in accordance with GAAP consistently applied and after provisions for minority interests, but not including in the computation of the foregoing any gains from the sale or other disposition of any capital assets to the extent such gains exceed losses from the sale, abandonment or other disposition of capital assets, any gains resulting from the revaluation of assets, any gains resulting from an acquisition by the Guarantor or any of its Subsidiaries at a discount of any Debt of the Guarantor or any of its Subsidiaries, any equity of the Guarantor or any of its Subsidiaries in the unremitted earnings of any Person which is not a Subsidiary, extraordinary items or transactions of a non-recurring or non-operating and material nature or arising from gains on sales relating to the discontinuance of operations, any earnings of any Person acquired by the Guarantor or any of its Subsidiaries through purchase, merger or consolidation or otherwise for any time prior to the date of acquisition, any life insurance proceeds, or any deferred credit (or amortization of a deferred credit) representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary.

         "CONSOLIDATED NET WORTH" means, at any time, the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Guarantor and its Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Guarantor and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Guarantor and its Subsidiaries as of such time prepared in accordance with GAAP.

         "CONSOLIDATED TOTAL ASSETS" means, at any time, the total assets of the Guarantor and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "DEBT" means, with respect to any Person, without duplication,

                  (a) its liabilities for borrowed money (including, without limitation and in any event, all liabilities in respect of letters of credit (excluding letters of credit posted in respect of payment of accounts payable arising in the ordinary course of business) or instruments serving a similar function issued or accepted for its account by banks and other financial institutions);

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) its Capital Lease Obligations;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all Preferred Stock of Subsidiaries of such Person which is not owned by such Person or a Wholly-Owned Subsidiary of such Person;

                  (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

         Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The Bank of New York in New York, NY as its "base" or "prime" rate.

         "DISPOSITION" is defined in Section 10.2.

         "DISTRIBUTION" means, in respect of any corporation, association or other business entity:

                  (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                  (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

         "EVENT OF DEFAULT" is defined in Section 13.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from the date of the creation thereof, and shall include as of any date of determination the lowest average monthly balance outstanding under the revolving or standby credit facilities of the Guarantor and its Subsidiaries in the twelve
(12) month period immediately preceding the date of determination.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY" means

                  (a) the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any jurisdiction in which the Guarantor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Guarantor or any Subsidiary, or

                           (iii) the jurisdiction of incorporation or domicile of the Guarantor or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "GUARANTEED OBLIGATIONS" is defined in Section 11.1.

         "GUARANTOR" means James Hardie N.V., a company incorporated under the laws of The Netherlands, and its permitted successors hereunder.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Issuer pursuant to Section 15.1.

         "INSTITUTIONAL INVESTOR" means (investment) banks, pension funds, insurance companies, securities firms and investment institutions, central governments, large national and supranational organizations and other comparable entities, including, inter alia, treasuries and finance companies of large enterprises, who or which are regularly active in the financial markets on a professional basis and for their own account.

         "ISSUER" means James Hardie Finance B.V., a company incorporated under the laws of The Netherlands, and its permitted successors hereunder.

         "JAMES HARDIE NETHERLANDS ENTITY" means any Wholly-Owned Subsidiary of the Guarantor which is a company incorporated under the laws of The Netherlands, and has its principal place of business in, The Netherlands or a state of the United States of America or the District of Columbia.

         "JAMES HARDIE USA ENTITY" means any Wholly-Owned Subsidiary of the Guarantor which is a corporation organized under the laws of, and has its principal place of business in, a state of the United States of America or the District of Columbia.

         "JHIL" means James Hardie Industries Limited, a corporation organized under the laws of New South Wales, and as of the date of this Agreement the owner of all the Voting Stock of the Guarantor.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Guarantor and its Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole, or (b) the ability of the Issuer or the Guarantor to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes, or
(d) the ability of the Subsidiary Guarantor to perform its obligations under the Subsidiary Guarantee, or (e) the validity or enforceability of the Subsidiary Guarantee.

         "MEMORANDUM" is defined in Section 5.3.

         "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NET PROCEEDS OF CAPITAL STOCK" means, with respect to any period, cash proceeds received by the Guarantor during such period from the sale of all capital stock of the Guarantor (net of all costs and all out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses), including in such proceeds:

                  (a) the net amount paid to the Guarantor upon issuance and exercise during such period of any right to acquire any such capital stock, or paid during such period to convert a convertible debt security to such capital stock (but excluding any amount paid upon issuance of such convertible debt security); and

                  (b) any amount paid to the Guarantor during such period upon issuance of any convertible debt security issued after the date of the Closing and thereafter converted into capital stock of the Guarantor during such period.

         "NEW ISSUER" is defined in Section 24.8.

         "NOTE-RELATED PAYMENT" is defined in Section 12.

         "NOTES" is defined in Section 1.

         "OBLIGOR" means either the Issuer or the Guarantor and "OBLIGORS" means the Issuer and the Guarantor.

         "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate.

         "OTHER AGREEMENTS" is defined in Section 2.

         "OTHER PURCHASERS" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERMITTED AUSTRALIAN CREDIT FACILITIES" means Debt of the Subsidiary Guarantor, the proceeds of which are applied as provided in Section 9.8, but only so long as the Subsidiary Guarantee remains in effect.

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer or any ERISA Affiliate or with respect to which the Issuer or any ERISA Affiliate may have any liability.

         "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "PRIORITY DEBT" means (a) all Debt of the Guarantor and the Subsidiaries secured by any Lien with respect to any property owned by the Guarantor or any of its Subsidiaries and (b) all Debt of Subsidiaries (except Debt owed to the Guarantor or a Wholly-Owned Subsidiary and Debt of the Subsidiary Guarantor permitted by Section 9.8 and Section 10.4).

         "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PURCHASE AGREEMENTS" means the agreements identified as such in
Schedule 4.9 hereto.

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "QUALIFYING REINVESTMENTS" is defined in Section 10.2.

         "REORGANIZATION" means

         (a) the formation of the Guarantor as a Wholly-Owned Subsidiary of JHIL;

         (b) the formation of the Issuer and the Subsidiary Guarantor as Wholly-Owned Subsidiaries of the Guarantor;

         (c) the entering into of the Purchase Agreements providing for the transfer to the Guarantor and its Subsidiaries of JHIL's international fiber cement business, its United States gypsum business, its Australian and New Zealand building systems business and its Australian windows business (the "Transferred Businesses") as described in the Memorandum;

         (d) the consummation of the transfer of the Transferred Businesses pursuant to and as provided for in the Purchase Agreements:

         (e) the retention by JHIL and certain of its other Subsidiaries of certain assets and liabilities (the "Retained Assets and Liabilities") as described in the Memorandum (as to which Retained Assets and Liabilities JHIL provides indemnites to the Guarantor and its Subsiduaries as set forth in in the Purchase Agreements);

         (f) the entering into of this Agreement and the Other Agreements and the issuance of the Notes hereunder and thereunder (the "Note Sale");

         (g) the entering into of the Bank Credit Agreements and the borrowing of up to A$200,000,000 (A$ referring to Australian currency) Revolving Loans thereunder (the "Bank Loan"); and

         (h) the application of the proceeds of the Note Sale and the Bank Loan ultimately in payment of the amounts and for the purposes specified in Schedule 5.14.

         "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by either Obligor or their respective Affiliates).

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of an Obligor with responsibility for the administration of the relevant portion of this agreement.

         "RESTRICTED PAYMENT" means

                  (a) any Distribution in respect of the Guarantor or any Subsidiary of the Guarantor (other than on account of capital stock or other equity interests of a Subsidiary of the Guarantor owned legally and beneficially by the Guarantor or another Subsidiary of the Guarantor), including, without limitation, any Distribution resulting in the acquisition by the Guarantor of securities which would constitute treasury stock, and

                  (b) any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by the Guarantor or any Subsidiary of, on account of, or in respect of, the principal of any Subordinated Debt (or any installment thereof) prior to the regularly scheduled maturity date thereof (as in effect on the date such Subordinated Debt was originally incurred).

         For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the fair market value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the relevant Obligor.

         "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Guarantor.

         "SUBSIDIARY GUARANTOR" means James Hardie Aust. Invesco Pty Limited, a company organized under the laws of Australia, and its permitted successors under the Subsidiary Guarantee.

         "SUBSIDIARY GUARANTEE" is defined in Section 4.10.

         "SUBORDINATED DEBT" means any Debt that is in any manner subordinated in right of payment or security in any respect to Debt evidenced by the Notes.

         "TAX" is defined in Section 12.

         "TAX REFUND" is defined in Section 12.

         "TAX REIMBURSEMENT AMOUNT" is defined in Section 12.

         "TAXES" is defined in Section 12.

         "TAXING AUTHORITY" is defined in Section 12.

         "TAXING JURISDICTION" is defined in Section 12.

         "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Guarantor and the Guarantor's other Wholly-Owned Subsidiaries at such time.

         "YEAR 2000 PROBLEM" is defined in Section 5.19.

                                  SCHEDULE 4.9
                         CHANGES IN CORPORATE STRUCTURE



(a) The Obligors have not changed their jurisdictions of incorporation, have not been parties to any mergers or consolidations and have not succeeded to all or any substantial part of the liabilities of any other entity since June 30, 1998, except in connection with the Reorganization.

(b) The "Purchase Agreements," which constitute part of the Reorganization, are listed below:

         1. Share Acquisition Agreement between JHIL and James Hardie Australia Pty Limited re acquisition of shares of James Hardie Fibre Cement Pty Limited.

         2. Share Acquisition Agreement between JHIL and James Hardie Australia Pty Limited re acquisition of shares of James Hardie Windows (Holdings) Pty Limited and James Hardie Building Systems (Holdings) Pty Limited.

         3. Share Sale and Purchase Agreement between RCI Pty Limited, the Guarantor and JHIL re acquisition of shares of PT James Hardie Indonesia.

         4. Share Acquisition Agreement among RCI Pty Limited, the Guarantor and JHIL re acquisition of shares of James Hardie Philippines Inc.

         5. Share Acquisition Agreement among the Guarantor, RCI Malta Investments Limited and JHIL re acquisition of shares of James Hardie Research Holdings Pty Limited.

         6. Share Contribution Agreement among the Guarantor, RCI Malta Investments Limited and JHIL re acquisition of shares of James Hardie (Holdings) Inc.

         7. Business Acquisition Agreement among James Hardie & Coy Pty Limited, James Hardie Australia Pty Limited and JHIL.

         8. Business Acquisition Agreement among James Hardie & Coy Pty Limited, James Hardie US Investments Carson Inc. and JHIL.

         9. Business Acquisition Agreement among James Hardie US Investments Carson Inc., James Hardie Australia Pty Limited and JHIL.

         10. Agreement for Sale and Purchase of Business among James Hardie Building Products Limited, James Hardie New Zealand Limited and JHIL.

                                                                    SCHEDULE 5.3


       SUPPLEMENTAL INFORMATION FOR PRIVATE PLACEMENT OFFERING MEMORANDUM

         The following information supersedes any information to the contrary set forth in the Private Placement Offering Memorandum, dated August 1998 (the "Memorandum"), of James Hardie N.V. and James Hardie Finance B.V. All capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Memorandum.

(A)      CLOSING OF THE SALE OF THE NOTES

         The closing of the sale of the Notes offered hereby will no longer be contingent upon, or occur concurrently with, the closing of the planned initial public offering (the "IPO") of approximately 15% of the outstanding shares of capital stock of the Company. While the other components of the Reorganization -- including the closing of the sale of the Notes and the establishment of one or more new bank credit facilities -- are expected to be completed in November 1998 concurrently with the closing of the sale of the Notes, the IPO is not expected to be consummated at such time.

         JHIL intends to consummate the IPO when market and other relevant conditions are suitable. However, if JHIL fails to consummate the IPO, the US-NL Treaty will not apply and interest and dividend payments that would be made from the Company's U.S. operating subsidiary will be subject to a 30% U.S. withholding tax. See "Risk Factors -- Tax Risks on Intercompany Interest Payments." Therefore, if JHIL fails to consummate the IPO, the tax benefits that are otherwise expected to arise from the new intercompany debt financing will not be realized. Furthermore, pursuant to a resolution of the shareholders of JHIL, adopted at an Extraordinary General Meeting on October 16, 1998, shareholder approval of the IPO will expire on March 31, 1999. As a result, while JHIL may decide to consummate the IPO after March 31, 1999, such IPO will require reapproval by the shareholders of JHIL.

         At the time of the closing of the sale of the Notes, the board of directors of the Company will be comprised of Donald Cameron, Gunther A. R. Warris and Wilhelmus B. M. Q. Pessers. Messrs. Warris and Pessers will serve at the pleasure of JHIL as directors on an interim basis until such time that the IPO is consummated. Upon the consummation of the IPO, the Company expects the board of directors to be comprised of the persons set forth in the Memorandum and three independent directors.

(B)      JHIL PURCHASE AGREEMENT INDEMNITIES

         The indemnity provisions contained in the Purchase Agreements which will facilitate the Reorganization provide unlimited indemnity by JHIL and the relevant non-transferring subsidiary to the Company for (i) all claims related to asbestos liability; (ii) all environmental related claims arising from the condition of the real properties prior to the consummation of the Purchase Agreements or the conduct of the relevant businesses prior to the consummation of the Purchase Agreements (excluding claims arising from deliberate actions taken by the Company with the intention of triggering an environmental claim);
(iii) taxes incurred by any subsidiary being transferred to the Company which relate to the period prior to the consummation of the Purchase Agreements; and
(iv) all claims in relation to defective products and services manufactured or supplied by JHIL or the relevant subsidiary prior to the consummation of the Purchase Agreements (excluding claims below a specified threshold for each transferring business which in aggregate amounts to approximately $2.4 million).

         For a period of seven years after the consummation of the Purchase Agreements, JHIL and any relevant non-transferring subsidiary are also indemnifying the Company in relation to other matters expressly warranted in the Purchase Agreements. This indemnity does not include individual claims of less than $1,000 or claims, when aggregated with all other claims in that financial year, that do not exceed $50,000. Claims related to the warranties are also excluded from the indemnity to the extent that certain key managers had knowledge of the matter prior to closing. Complete copies of the Purchase Agreements are available upon request from the Company.

(C) RISK FACTOR RELATING TO RECENT VOLATILITY IN ASIAN ECONOMIES AND FINANCIAL AND CURRENCY MARKETS

         During fiscal year 1998, approximately 3% of the Company's revenue was generated from product sales in Asia and the Company views continued expansion in Asia as a potential opportunity for future growth. Continued volatility in the Asian economies and financial and currency markets may have a material adverse effect on the Company's expansion plans and current operations in this region. In the event of a prolonged economic crisis, the construction industry in which the Company operates could be disproportionately affected. As a result, the Company does not currently have any plans to establish manufacturing facilities in Asia other than in the Philippines where a plant is currently under construction and is scheduled to be commissioned in October 1998. However, the Company continues to evaluate opportunities in the region and remains of the view at this time that Asia offers growth prospects for the Company's products in the long-term.

         The recent economic volatility in Asia has also had a negative effect on the Australian and New Zealand economies in general and the Company is beginning to recognize these effects on its operations. For example, until the commission of the Philippines manufacturing facility later this year, the Company is supplying that market by exporting products manufactured in Australia and New Zealand. For the three months ended June 30, 1998, sales of fiber cement products in the Philippines declined by 41.9% in local currency terms from $4.1 million for the same period in the previous year to $1.6 million. This decline is due to the contraction of the Philippines building and construction market which is likely a result of Asian economic conditions. Continued contraction in this market will result in a slower start-up and potentially lower than expected capacity utilization for the new Philippines manufacturing facility. In addition, there can be no assurance that exports to other Asian markets will not continue to decline. Currency devaluation in Asian countries has resulted and may continue to result in increased sales of lower priced imports by certain of the Company's competitors in Australia and New Zealand and decreased levels of exports by the Company.

         The Company's Building Systems business, which comprised approximately 18% of the Company's net sales and 12% of the Company's operating profit for fiscal year 1998, has also been negatively impacted by the Asian economic crisis. Activity in the Australian mining and resources industry, a market serviced by the Building Systems business, has declined due to concerns about falling demand from Asia for minerals and other natural resources and a general decrease in commodity prices which has deterred investment in Australian mining and resource projects. The continuation of limited activity in this industry could have a material adverse effect on the results of operations and financial condition of the Building Systems business.

(D)      LEGAL PROCEEDINGS

         The Company and its subsidiaries (collectively, the "Group") are involved from time to time in various legal proceedings and administrative actions incident to the normal conduct of the Group's business. Although it is impossible to predict the outcome of any pending legal proceeding, management believes that such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on its business, financial condition or results of operations. The Reorganization has been structured so that no existing or potential liabilities in relation to the manufacture by JHIL and its non-transferring subsidiaries of products containing asbestos prior to 1987 are being assumed by the Group and the Group is indemnified by JHIL with respect to any such liabilities. While it is impossible to predict the incidence or outcome of future litigation, the Group believes that it is unlikely that significant personal injury suits for damages for asbestos exposure will be filed against the Group, or if filed, would have a material adverse effect on the Group's business, results of operations or financial condition. The Group's belief is based in part upon the advice of its Australian legal advisers, Allen Allen & Hemsley, that there is no equivalent under Australian law of the U.S. legal doctrine of "successor liability." Under U.S. Law, this doctrine provides that an acquirer of the assets of a business carried on by a corporation (as distinct from the acquirer of shares in that corporation) can, in certain circumstances, be held responsible for liabilities arising from the conduct of that business prior to the acquisition, notwithstanding the absence of any contractual arrangement between the acquirer and the selling corporation pursuant to which the acquirer agreed to assume such liabilities. Allen Allen & Hemsley has advised the Company that the general position under Australian law is that in the absence of a contractual agreement to transfer specified liabilities of a business, such liabilities remain with the corporation which previously carried on the business and are not passed on to the acquirer of the assets. Specifically, in the case of the Group, based on the information provided to Allen Allen & Hemsley, the transfer to it from JHIL and certain non-transferring subsidiaries of business assets comprising plant and equipment and inventory should not, in the opinion of Allen Allen & Hemsley, give rise to the assumption by any member of the Group of any asbestos related liabilities (tortious or otherwise) which may have been incurred during the period prior to the transfer of the assets when the business was being carried on by JHIL and its non-transferring subsidiaries.

                                  SCHEDULES 5.4
                    (a)(i) Subsidiaries of James Hardie N.V.
                             as of October 30, 1998

James Hardie NV                                                                                Netherlands
     James Hardie Finance BV                                                                   Netherlands
     James Hardie International Holdings BV                                                    Netherlands
     James Hardie Philippines Inc.                                                             Philippines
     PT James Hardie Indonesia                                                                 Indonesia
     James Hardie Research (Holdings) Pty Ltd                                                  Australia
         James Hardie FC Pty Ltd                                                               Australia
         James Hardie Research Pty Ltd.                                                        Australia
         James Hardie Tech Pty Ltd.                                                            Australia
     James Hardie USA Investments BV                                                           Netherlands
     James Hardie (Holdings) Inc.                                                              USA
         James Hardie (USA) Inc.                                                               USA
              James Hardie Building Products Inc.                                              USA
              James Hardie Credit Corp.                                                        USA
              James Hardie Gypsum Inc.                                                         USA
              James Hardie Industries (USA) Inc.                                               USA
              James Hardie Trading Co Inc.                                                     USA
                  Wallace O'Connor Inc.                                                        USA
              Wallace O'Connor Pacific Inc.                                                    USA
              James Hardie US Investments Sierra Inc.                                          USA
              James Hardie US Investments Washoe Inc.                                          USA
                  James Hardie NZ Trustees Ltd                                                 NZ
                  James Hardie Hardie NZ Investco Trust                                        NZ Trust
                  James Hardie NZ Holdings Trust                                               NZ Trust
                      James Hardie NZ New Zealand Ltd                                          NZ
                  James Hardie Aust. Holdings Pty Ltd                                          Australia
                      James Hardie Aust. Investco Pty Ltd                                      Australia
                           James Hardie Aust. Investco Services Pty Ltd                        Australia
                      James Hardie Aust. Investments No. 1 Pty Ltd                             Australia
                      James Hardie Aust. Investments No. 2 Pty Ltd                             Australia
                           James Hardie Australia Pty Ltd                                      Australia
                               James Hardie Building Systems (Holdings) Pty Ltd                Australia
                                    James Hardie Building Systems Pty Ltd                      Australia
                               James Hardie Fibre Cement Pty Ltd                               Australia
                               James Hardie Windows (Holdings) Pty Ltd                         Australia
                                    James Hardie Windows Pty Ltd                               Australia
                                        Louvre Properties Pty Ltd                              Australia

Each of the Subsidiaries listed above, except for James Hardie Tech Pty Ltd., is owned 100% by James Hardie N.V. and/or its other Subsidiaries. With respect to James Hardie Tech Pty Ltd., 6,700,000 shares are held by James Hardie Research (Holdings) Pty Ltd., a Subsidiary of James Hardie N. V., and two shares are held by James Hardie Industries Ltd.

                        (a)(ii) Non-subsidiary Affiliates
                              of James Hardie N.V.
                             as of October 30, 1998

James Hardie Industries Limited                                                                Australia
     ACN 001 664 740 Pty Ltd                                                                   Australia
     Hardie Trading Pty Ltd in Liquidation                                                     Australia
     James Hardie & Coy Pty Ltd                                                                Australia
         James Hardie US Investments Carson Inc.                                               USA
     James Hardie Finance Ltd                                                                  Australia
         James Hardie Finance Inc                                                              USA
     Jaekero Pty Ltd                                                                           Australia
     Moosthato Pty Ltd                                                                         Australia
         Naco Paqcific Pty Ltd                                                                 Australia
     RCI Pty Ltd                                                                               Australia
         Oletool (WA) Pty Ltd                                                                  Australia
         Fibre Cement Technology *Australia) Pty Ltd                                           Australia
         Framex Seirra Pty Ltd                                                                 Australia
         Hardie Holdings (NZ) Ltd.                                                             NZ
              James Hardie Impey Ltd                                                           NZ
                  Fire & Safety Products (NZ) Ltd                                              NZ
                      Kern Holdings Ltd                                                        NZ
                  James Hardie Building Products Ltd                                           NZ
                  James Hardie Finance (NZ) Ltd                                                NZ
                  James Hardie Impey Employee Share Scheme Ltd                                 NZ
                  Noel Products Ltd                                                            NZ
              James Hardie Impey Finance Ltd                                                   NZ
         James Hardie Acceptances BV                                                           Netherlands
         James Hardie Building Boards (Asia) Pta Ltd                                           Singapore
         James Hardie (Holdings) Ltd                                                           Jersey
              Hardie Ltd                                                                       Jersey
              JHI Development Capital Ltd                                                      Jersey
              RCI Finance Ltd                                                                  Jersey
         James Hardie (Netherlands) BV                                                         Netherlands
         Marehurst Europe Ltd                                                                  Malta
              RIS Irrigation Portugal SA                                                       Portugal
         RIS International Finance NV                                                          Aruba
              RIS Irrigation (Holdings) BV                                                     Netherlands
         RCI International Services Company Ltd in Liquidation                                 Hungary
         RCI Malta Holdings Ltd                                                                Malta
              RCI Malta Investments Ltd                                                        Malta
                  RCI Netherlands Investments BV                                               Netherlands
                      James Hardie NV                                                          Netherlands
                  Yelrom International Pty Ltd                                                 Australia
         Seapip Pty Ltd                                                                        Australia

               (a)(iii) Directors and Senior Officers of Obligors:


James Hardie N.V.:
         Managing Directors -                        Donald Ewen Cameron
                                                     Wilhelmus B.M.Q. Pessers
                                                     Gunther A.R. Warris

James Hardie Finance B.V.:
         Sole Managing Director -                    Donald Ewen Cameron

                                  SCHEDULE 5.5
                              FINANCIAL STATEMENTS


         The following list identifies the financial statements for the James Hardie Businesses that are attached hereto:

         1. Report of the Independent Accountants

         2. Consolidated Balance Sheets as of March 31, 1997 and 1998.

         3. Consolidated Statements of Income for the Years Ended March 31, 1996, 1997 and 1998.

         4. Consolidated Statements of Cash Flows for the Years Ended March 31, 1996, 1997 and 1998.

         5. Consolidated Statements of Changes in Equity for the Years Ended March 31, 1996, 1997 and 1998.

         6. Notes to Consolidated Financial Statements

         7. Consolidated Balance Sheets as of March 31, 1998 (audited) and June 30, 1998 (unaudited).

         8. Consolidated Statements of Income for the Three Month Periods Ended June 30, 1997 and 1998 (unaudited).

         9. Consolidated Statements of Cash Flows for the Three Month Periods Ended June 30, 1997 and 1998 (unaudited).

         10. Consolidated Statements of Changes in Equity for the Three Month Periods Ended June 30, 1997 and 1998 (unaudited).

         11. Notes to Consolidated Financial Statements (unaudited)

                                  SCHEDULE 5.11
                             LICENSES, PERMITS, ETC.



         No exceptions.

                                  SCHEDULE 5.14

                                 USE OF PROCEEDS


         The use of proceeds from the issue of the Notes by James Hardie Finance B.V. will be the ultimate repayment of existing debt (including, without limitation, the prepayment of the 9.23% Series A Guaranteed Senior Notes due 2005 and the 9.44% Series B Guaranteed Notes due 2007 of James Hardie Finance Inc. issued in 1995 (the "1995 Notes"). The repayment of debt (including the 1995 Notes) will occur following the repayment of intercompany loans, which repayment will be funded in part by the use of the proceeds from the issuance of the Notes.

                                  SCHEDULE 5.15

                      Existing Debt as of 30 September 1998

ENTITY                                                                    AMOUNT
------                                                                    ------
                                                                        (MILLIONS)
1.    James Hardie Finance (NZ) Limited

        Promissory Notes issued under a NZ$250 million
            facility established in 1997                                  NZ$ 54

2.    James Hardie Impey Finance Limited

        Convertible Notes issued in                                       NZ$ 13

3.    James Hardie Finance Inc

        Senior unsecured notes issued under a Private Placement
            to various United States institutions in January 1995         US$158

        Revolving Credit facilities with various banks                    US$240

4.    Various subsidiaries

        Amounts drawn under overdraft facilities established
            with the Group's bankers                                        A$ 6

                                    EXHIBIT 1

                        [FORM OF GUARANTEED SENIOR NOTE]



   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, MAY
        NOT BE TRANSFERRED UNLESS REGISTERED OR EXEMPT FROM REGISTRATION
                       UNDER SAID ACT OR SUCH OTHER LAWS.

 THE NOTES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR DELIVERED AS PART OF THEIR
  INITIAL DISTRIBUTION OR AT ANY TIME THEREAFTER, DIRECTLY OR INDIRECTLY,OTHER THAN TO (INVESTMENT) BANKS, PENSION FUNDS, INSURANCE COMPANIES, SECURITIES FIRMS
      AND INVESTMENT INSTITUTIONS, CENTRAL GOVERNMENTS, LARGE NATIONAL AND SUPRANATIONAL ORGANIZATIONS AND OTHER COMPARABLE ENTITIES, INCLUDING, INTER
 ALIA, TREASURIES AND FINANCE COMPANIES OF LARGE ENTERPRISES, WHO OR WHICH ARE REGULARLY ACTIVE IN THE FINANCIAL MARKETS ON A PROFESSIONAL BASIS AND FOR THEIR
                                  OWN ACCOUNT.

                            JAMES HARDIE FINANCE B.V.

                 ____% GUARANTEED SENIOR NOTE DUE ____, SERIES _


No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

         FOR VALUE RECEIVED, the undersigned, JAMES HARDIE FINANCE B.V. (herein called the "Issuer"),incorporated and existing under the laws of The Netherlands, hereby promises to pay to[_________]or registered assigns, the principal sum of [____] DOLLARS on [____], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [____]% per annum from the date hereof, payable semiannually, on the fifth day of May and November in each year, commencing with the May 5 or November 5 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [____]% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, NY as its "base" or "prime" rate.

         Payments of the principal of and Make-Whole Amount (if any) and interest on this Note are to be made in lawful money of the United States of America at The Bank of New York, New York, NY or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Guaranteed Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of November 5,1998 (as from time to time amended, the "Note Purchase Agreements"), among the Issuer, James Hardie N.V. (the "Guarantor") and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         The due and punctual payment of the principal of and Make-Whole Amount (if any) and interest on the Notes has been absolutely unconditionally and irrevocably guaranteed by the Guarantor as provided in the Note Purchase Agreements.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE ISSUER AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF NEW YORK LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                                     JAMES HARDIE FINANCE B.V.


                                                     By
                                                       -------------------------
                                                          Title:

                                EXHIBIT 4.4(a)(i)

                           FORM OF OPINION OF NEW YORK
                        SPECIAL COUNSEL FOR THE OBLIGORS

                  [LETTERHEAD OF GIBSON, DUNN & CRUTCHER LLP]

                                November 5, 1998


(212) 351-4000                                                     C 46223-00001



The Purchasers listed on
Schedule A hereto

         Re: James Hardie Finance B.V. -- Note Purchase Agreement dated as of November 5, 1998

Ladies and Gentlemen:

                  We have acted as special counsel to James Hardie Finance B.V., a company incorporated under the laws of The Netherlands (the "Issuer"), and James Hardie N.V., a company incorporated under the laws of The Netherlands (the "Guarantor"), in connection with the preparation of:

                  (i) the Note Purchase Agreement dated as of November 5, 1998 (the "Purchase Agreement") by and among the Issuer, the Guarantor and certain purchasers as listed on Schedule A hereto (the "Purchasers"); and

                  (ii) the Series A, B, C, D, E, F and G Guaranteed Senior Notes, in the aggregate principal amount of $225,000,000, dated as of the date hereof made by the Issuer payable to the respective Purchasers (the "Notes").

                  This opinion is being furnished to you pursuant to Section 4.4 of the Purchase Agreement. Each capitalized term used and not defined herein has the meaning assigned to that term in the Purchase Agreement. The Purchase Agreement and the Notes are collectively referred to herein as the "Documents."

November 5, 1998
Page 2


We have assumed with your permission that:

                  a) The signatures on all documents examined by us are genuine, all individuals executing such documents had all requisite legal capacity and competency and were duly authorized, the documents submitted to us as originals are authentic and the documents submitted to us as certified or reproduction copies conform to the originals;

                  b) Each of the Purchasers has all requisite power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the execution and delivery of the Purchase Agreement by the Purchasers and performance of their obligations thereunder have been duly authorized by all necessary action of the Purchasers and do not violate any law, regulation, order, judgment or decree applicable to the Purchasers, and the Purchase Agreement is the legal, valid and binding obligation of the Purchasers, enforceable against them in accordance with its terms;

                  c) Each of the Issuer and the Guarantor has been duly incorporated and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to execute and deliver the Documents to which it is a party and to perform its obligations thereunder, has taken all necessary corporate action to authorize the execution and delivery of the Documents to which it is a party and the performance of its obligations thereunder and has duly executed and delivered the Documents to which it is a party;

                  d) Except as reflected in the Documents, there are no agreements or understandings between or among the Issuer, the Guarantor, the Purchasers or third parties that would expand, modify or otherwise affect the terms of the Documents or the respective rights or obligations of the parties thereunder; and

                  e) The representations and warranties set forth in the Purchase Agreement of the Purchasers are accurate, each Purchaser and each other person to whom offers were made is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, none of the Purchasers has taken or intends to take any action that would subject the issuance and sale of the Notes to the registration requirements of the Securities Act, and the offer and sale of the Notes occurred pursuant to private negotiations between the Issuer and the Purchasers.

                  In rendering this opinion, we have made such inquiries and examined, among other things, originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, certificates, instruments and other documents as we have considered

November 5, 1998
Page 3


necessary or appropriate for purposes of this opinion. As to certain factual matters, we have relied upon the representations and warranties of the Issuer and the Guarantor in the Documents, certificates of officers of the Issuer and Guarantor or certificates obtained from public officials. We have also, with your permission and without independent investigation, relied upon, and assumed the correctness of the conclusions expressed in, the opinions of even date of De Brauw Blackstone Westbroek P.C. and Allen Allen & Hemsley with respect to all matters covered thereby.

                  Except as expressly stated otherwise herein, whenever an opinion herein with respect to the existence or absence of facts is stated to be to our knowledge, such statement is intended to signify that, during the course of our representation of the Issuer and Guarantor, as herein described, no information has come to the attention of the lawyers working on substantive matters for the Issuer or the Guarantor during the prior twelve (12) months (and who are still employed by this firm) that would give us actual knowledge of facts contrary to the existence or absence of the facts indicated. However, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Issuer or the Guarantor or any affiliate thereof.

                  Based on the foregoing and in reliance thereon, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

                  1. Each Document constitutes a legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms.

                  2. The Purchase Agreement constitutes a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms.

                  3. The execution and delivery by each of the Issuer and the Guarantor of the Documents to which it is a party and the performance of its obligations thereunder do not result in a breach or violation of Regulations U, T and X of the Board of Governors of the Federal Reserve System.

                  4. Neither the Issuer nor the Guarantor is an "investment company" or, to our knowledge, a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5. The execution, delivery and performance by each of the Issuer and the Guarantor of the Documents to which it is a party do not and will not (i) violate or result in a breach or default under any order, judgment or decree of any court or other agency of government of the State of New York or the United States of America binding on the Issuer or the Guarantor of which we have knowledge, (ii) violate any law or regulation of the State of New

November 5, 1998
Page 4


York or the United States of America applicable to the Issuer or the Guarantor that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Documents, or (iii) require any authorization, consent, waiver or approval of any governmental authority or regulatory body of the State of New York or the United States of America, except for filings and authorizations as may be required under any securities or Blue Sky laws and such authorizations, consents, waivers or approvals that, if not made or obtained, would not have a material adverse effect on the Issuer or the Guarantor or on either of the Issuer's or Guarantor's ability to perform its obligations under the Documents to which it is a party and would not expose any Purchaser to liability.

                  6. To our knowledge, there is no action, suit or proceeding pending or threatened in the United States against the Issuer or the Guarantor of the nature described in Section 5.8(a) of the Purchase Agreement or in which an injunction or order has been entered preventing or adversely affecting consummation of the transactions that are contemplated by the Purchase Agreement to be consummated by the Issuer or the Guarantor on the Closing Date.

                  7. The issuance and sale of the Notes on the date hereof is exempt from the registration requirements of Section 5 of the Securities Act and it is not necessary to qualify the Purchase Agreement under the Trust Indenture Act of 1939, as amended, in connection therewith.

                  The foregoing opinions are subject to the following exceptions, qualifications and limitations:

                  A. We render no opinion herein as to matters involving the laws of any jurisdiction other than the States of New York and the United States of America. This opinion is limited to the effect of the present state of the laws of the State of New York and the United States of America and the facts as they presently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts.

                  B. Our opinions set forth in paragraphs 1 and 2 are subject to
(i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the enforcement of creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers or distributions by corporations to stockholders) and (ii) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law.

                  C. We express no opinion regarding (i) the effectiveness of any waiver (whether or not stated as such) under the Documents of, or any consent thereunder relating to,

November 5, 1998
Page 5


any unknown future rights or the rights of any party thereto existing, or duties owing to it, as a matter of law, (ii) the effectiveness of any waiver (whether or not stated as such) contained in the Documents of rights of any party, or duties owing to it, that is broadly or vaguely stated or does not describe the right or duty purportedly waived with reasonable specificity, (iii) provisions relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable as contrary to public policy or federal or state securities laws, (iv) any provision in any Document waiving the right to object to venue in any court; (v) any consent or agreement to submit to the jurisdiction of any Federal Court; (vi) any waiver of the right to jury trial;
(vii) the effect on the enforceability of the Note Purchase Agreement against the Guarantor of any facts or circumstances occurring after the date hereof that would constitute a defense to the obligation of a surety, unless such defense has been waived effectively by such Guarantor; and (viii) any provision of the Documents requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

                  D. In rendering our opinions expressed in paragraph 5, while we advise you that (subject to the other assumptions, exceptions, qualifications and limitations herein) the Documents may be performed in a manner that does not result in a violation, breach or default described therein, we express no opinion as to whether the actual performance of the terms and provisions of the Documents after the date hereof will not violate any law, regulation, order, judgment or decree applicable to the Issuer or the Guarantor.

                  E. Our opinions in paragraphs 5(i) and 6 are based solely upon inquiry of Gibson, Dunn & Crutcher LLP lawyers who have billed time to the Issuer or the Guarantor during the last twelve (12) months and factual certificates of the Issuer or the Guarantor.

                  F. We express no opinion as to the applicability to, or the effect of noncompliance by, any Purchaser with any state or federal laws applicable to the transactions contemplated by the Documents because of the nature of the business of such Purchaser.

                  This opinion is rendered to the Purchasers in connection with the Documents and may not be relied upon by any person other than the Purchasers or by the Purchasers in any other context, provided that the Purchasers may provide this opinion (i) to regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Purchasers, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which any Purchaser is a party arising out of the transactions contemplated by the Documents, or (v) to proposed permitted transferees of the interests of any Purchaser under the Documents (provided that such delivery shall not constitute a re-issue or reaffirmation of this opinion as of any date after the date hereof). This opinion may not be quoted without the prior written consent of this Firm.


                                                 Very truly yours,


                                                 /s/ GIBSON, DUNN & CRUTCHER LLP
                                                 -------------------------------
                                                 GIBSON, DUNN & CRUTCHER LLP

                                   SCHEDULE A



                  The Prudential Insurance Company of America

                  Connecticut General Life Insurance Company

                  Life Insurance Company of North America

                  Metropolitan Life Insurance Company

                  Texas Life Insurance Company

                  Principal Life Insurance Company

                  USAA Life Insurance Company

                  The Paul Revere Life Insurance Company

                  Massachusetts Mutual Life Insurance Company

                  CM Life Insurance Company

                  The Guardian Life Insurance Company of America

                  American Investors Life Insurance Company

                  Ohio National Life Assurance Corporation

                  State Farm Life Insurance Company

                  Ameritas Life Insurance Corp.

                               EXHIBIT 4.4(a)(ii)

                         FORM OF OPINION OF NETHERLANDS
                        SPECIAL COUNSEL FOR THE OBLIGORS

               [Letterhead of De Brauw Blackstone Westbroek P.C.]

                                November 5, 1998
                                   03191AH.N05


To the investors listed
in the annex to this opinion
letter (collectively: the "INVESTORS")

Dear Sirs:

                            JAMES HARDIE FINANCE B.V.
                     US$ 225,000,000 GUARANTEED SENIOR NOTES

      I have acted as legal counsel in respect of the law of the Netherlands to James Hardie Finance B.V., a company incorporated under the law of the Netherlands, with corporate seat at Amsterdam, the Netherlands (the "ISSUER"), and to James Hardie N.V., a company incorporated under the law of the Netherlands, with corporate seat at Amsterdam, the Netherlands (the "GUARANTOR"), in connection with the issue and private placement (the "ISSUE") by the Issuer of US$225,000,000 aggregate principal amount Guaranteed Senior Notes due 2004 (Series A), 2005 (Series B), 2006 (Series C), 2007 (Series D), 2008 (Series E), 2010 (Series F) and 2013 (Series G) (collectively, the "NOTES"), stated to be absolutely, unconditionally and irrevocably guaranteed as to payment of principal, interest and any Make-Whole Amount (as defined in the Note Purchase Agreements (as defined below)) by the Guarantor and James Hardie Aust. Investco Pty Limited, a company organized under the laws of Australia.

      This opinion is rendered pursuant to section 4.4 of the Note Purchase Agreements (as defined below).

      For the purpose of this opinion I have examined the following documents:

      (a) a telecopy dated October 26, 1998, of an official copy of the deed of incorporation of the Issuer containing the text of the articles of association of the Issuer (the "ISSUER ARTICLES OF ASSOCIATION"), as filed with the Chamber of Commerce and Industry in Amsterdam, the Netherlands (the "CHAMBER OF COMMERCE");

      (b) a telecopy dated November 5, 1998, of an extract from the trade register regarding the Issuer, dated November 5, 1998, provided by the Chamber of Commerce;

      (c) a telecopy dated October 23, 1998, of an official copy of the deed of incorporation of the Guarantor and the text of the articles of association of the Guarantor as most recently amended by deed of amendment executed on October 22, 1998, according to the Extract (as defined below) (the "GUARANTOR ARTICLES OF ASSOCIATION"), both as filed with the Chamber of Commerce;

      (d) a telecopy dated November 5, 1998, of an extract from the trade register regarding the Guarantor dated November 5, 1998, provided by the Chamber of Commerce (the "EXTRACT");

      (e) a telecopy dated October 27, 1998, of a resolution of the board of managing directors (bestuur) of the Issuer dated October 22, 1998 (the "ISSUER RESOLUTION");

      (f) a telecopy dated November 3, 1998, of a power of attorney dated November 3, 1998, granted in the name of the Issuer to Phillip Graham Morley, Allan Richard Brown, Bryon Borgardt and Virginia Lester (the "ISSUER POWER OF ATTORNEY");

      (g) a telecopy dated October 27, 1998, of an undated resolution of the managing board (bestuur) of the Guarantor (the "GUARANTOR RESOLUTION");

      (h) a telecopy dated November 4, 1998, of a power of attorney dated November 3, 1998, granted in the name of the Guarantor to Phillip Graham Morley, Allan Richard Brown, Bryon Borgardt and Virginia Lester (the "GUARANTOR POWER OF ATTORNEY");

      (i) a photocopy of an execution copy of a note purchase agreement, to be dated November 5, 1998, together with the executed signatory pages to all 15 note purchase agreements, each among the Issuer, the Guarantor, and one of the Investors (collectively, the "NOTE PURCHASE AGREEMENTS"), each containing the form of the Notes;

      (j) a private placement offering memorandum dated August 1998, relating to the Issue, as supplemented by the information set forth in schedule 5.3 to the Note Purchase Agreements;

and such other documents as I have deemed necessary to enable me to render this opinion.

      My examination has been limited to the text of the documents.

      The Issuer Resolution and the Guarantor Resolution are hereinafter together referred to as the "RESOLUTIONS". The Issuer Power of Attorney and the Guarantor Power of Attorney are hereinafter together referred to as the "POWERS OF ATTORNEY".

      For the purpose of this opinion I have made the following assumptions:

      (i) all the parties to the Note Purchase Agreements other than the Issuer and the Guarantor have the required capacity, power and authority to enter into, execute and deliver the Note Purchase Agreements and to perform their respective obligations thereunder, and the Note Purchase Agreements have been duly authorised, executed and delivered by all the parties thereto other than the Issuer and the Guarantor;

      (ii) no rule of law which under the The Hague Convention on the Law applicable to Agency of 14th March 1978 applies or may be applied to the existence and extent of the authority of any person who is authorised to execute and deliver the Note Purchase Agreements under the Powers of Attorney, adversely affects the existence and extent of such authority under the law of the Netherlands;

      (iii) the Notes have been or will have been executed and delivered in the name of the Issuer, manually or in facsimile, by the managing director of the Issuer (with approval of the signing managing director to use his facsimile signature);

      (iv) the Note Purchase Agreements and the Notes, when duly executed and delivered by all the parties thereto, constitute valid, binding and enforceable obligations of all the parties thereto under New York law to which they are expressed to be subject;

      (v) all signatures on original documents are the genuine signatures of the persons purported to have executed the same and copies (in whatever form) conform to the originals;

      (vi) the Issuer complies with the conditions in order not to be considered a credit institution (kredietinstelling) within the meaning of the 1992 Act on the supervision of the credit system (Wet toezicht kredietwezen 1992) pursuant to the Regulation of the Minister of Finance of February 4, 1993 in implementation of section 1 subsection 3 of the 1992 Act on the supervision of the credit system (Netherlands Government Gazette (Nederlandse Staatscourant) 1993, 29);

      (vii) the Notes are only issued and offered in individual denominations of at least NLG 100,000 or the equivalent thereof in any other currency; and

      (viii) the Resolutions and the Powers of Attorney are in full force and effect and have not been revoked at the date hereof.

      I have not investigated the law of any jurisdiction other than the Netherlands and I do not express an opinion on the law of any jurisdiction other than the Netherlands. I only express an opinion on matters of the law of the Netherlands as it stands and has been published as at the date of this opinion. No opinion is expressed on any taxation matters.

      Terms and expressions of law and of legal concepts as used in this opinion have the meaning attributed to them under the law of the Netherlands and this opinion should be read and understood accordingly.

      Based upon the foregoing (including the documents listed above and the assumptions set out above) and subject to the qualifications listed below and subject to any facts, circumstances, events or documents not disclosed to me in the course of my examination referred to above, I am, at the date hereof, of the following opinion:

      1. The Issuer has been duly incorporated and is validly existing as a legal entity in the form of a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the law of the Netherlands, and the Guarantor has been duly incorporated and is validly existing as a legal entity in the form of a limited liability company (naamloze vennootschap) under the law of the Netherlands.

      2. The Issuer has the corporate power and authority to execute and deliver the Note Purchase Agreements, to execute, deliver and offer the Notes and to perform its obligations under the Note Purchase Agreements and the Notes.

      3. The Guarantor has the corporate power and authority to execute and deliver the Note Purchase Agreements and to perform its obligations under the Note Purchase Agreements.

      4. The Issuer has taken all necessary corporate action to authorize the execution and delivery by the Issuer of the Note Purchase Agreements, the execution, delivery and offering by the Issuer of the Notes and the performance by the Issuer of its obligations under the Note Purchase Agreements and the Notes.

      5. The Guarantor has taken all necessary corporate action to authorize the execution and delivery by the Guarantor of the Note Purchase Agreements and the performance by the Guarantor of its obligations under the Note Purchase Agreements.

      6. The choice of New York law as the law expressed to be governing the Note Purchase Agreements and the Notes will be recognized and accordingly:

            - the Note Purchase Agreements and the Notes will, according to the courts of the Netherlands duly applying New York law, constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms; and

            - the Note Purchase Agreements will, according to the courts of the Netherlands duly applying New York law, constitute valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms.

      7. The execution and delivery by the Issuer of the Note Purchase Agreements and the Notes, the performance by the Issuer of its obligations under the Note Purchase Agreements and the Notes and the offering by the Issuer of the Notes as contemplated under the Note Purchase Agreements do not and will not conflict with or result in a breach of any provision of the law of the Netherlands or of the Issuer Articles of Association.

      8. The execution and delivery by the Guarantor of the Note Purchase Agreements and the performance by the Guarantor of its obligations under the Note Purchase Agreements do not and will not conflict with or result in a breach of any provision of the law of the Netherlands or of the Guarantor Articles of Association.

      9. No licence, authorization, permission or consent from any public authority or governmental agency of the Netherlands is required by the law of the Netherlands for the valid execution and delivery by the Issuer of the Note Purchase Agreements and the Notes, for the performance by the Issuer of its obligations under the Note Purchase Agreements and the Notes or for the offering by the Issuer of the Notes as contemplated under the Note Purchase Agreements.

      10. No licence, authorization, permission or consent from any public authority or governmental agency of the Netherlands is required by the law of the Netherlands for the valid execution and delivery by the Guarantor of the Note Purchase Agreements and for the performance by the Guarantor of its obligations under the Note Purchase Agreements.

      11. In order to ensure the legality, validity, enforceability or admissibility in evidence of the Note Purchase Agreements or the Notes, it is not necessary that any of these documents be filed or recorded with any public office in the Netherlands.

      12. The submission by the Issuer and the Guarantor to the jurisdiction of the courts of the State of New York or of the United States of America located in New York, New York, will be recognised by the courts of the Netherlands and will, according to the courts of the Netherlands duly applying New York law, be valid and binding on the Issuer and the Guarantor.

      The opinions expressed above are subject to the following qualifications:

      (aa) the opinions expressed above are limited by any applicable bankruptcy, moratorium and other laws affecting creditors' rights generally (including statutory preferences);

      (bb) when applying New York law as the law governing the Note Purchase Agreements and the Notes, the courts of competent jurisdiction of the Netherlands, if any:

            - may give effect to the mandatory rules of the law of another country with which the situation has a close connection, if and insofar as, under the law of the latter country, those rules must be applied whatever the law applicable to the Note Purchase Agreements and the Notes;

            - will apply the law of the Netherlands in a situation where it is mandatory irrespective of the law otherwise applicable to the Note Purchase Agreements and the Notes;

            - may refuse to apply New York law if such application is manifestly incompatible with the public policy of the Netherlands;

            - shall have regard to the law of the country in which performance takes place in relation to the manner of performance and the steps to be taken in the event of defective performance;

      (cc) the recognition of the submission by the Issuer and the Guarantor to the jurisdiction of the courts of the State of New York or of the United States of America located in New York, New York will be subject to similar conditions and limitations as those set forth in the EC Convention on jurisdiction and the enforcement of judgments in civil and commercial matters of 27th September 1968, as amended, and the rules and regulations promulgated pursuant thereto, such as the limitation that application for provisional, including protective, measures which are available under the law of another state than the State of New York may be made to the courts of that state;

      (dd) the enforcement in the Netherlands of the Note Purchase Agreements and the Notes and of foreign judgments will be subject to the rules of civil procedure as applied by the courts of the Netherlands including the rules of private international law relating to civil procedure;

      (ee) in the absence of an applicable convention between a foreign country (such as the United States of America) and the Netherlands, a judgment in respect of the Note Purchase Agreements or the Notes, rendered by a court of the foreign country, will not be recognized and enforced by the courts of the Netherlands; in order to obtain a judgment which is enforceable in the Netherlands, the party in whose favor a final judgment of the court of the foreign country has been rendered will have to file its claim with the court of competent jurisdiction of the Netherlands and may submit in the course of the proceedings the judgment rendered by the court of the foreign country; if and to the extent that the court of the Netherlands finds that the jurisdiction of the court of the foreign country has been based on grounds which are internationally acceptable and that proper legal procedures have been observed, the court of the Netherlands will, in principle, give binding effect to the judgment of the court of the foreign country, unless such judgment contravenes principles of public policy of the Netherlands;

      (ff) to the extent that the law of the Netherlands is applicable, the provision that the holder of any Note will be treated as its absolute owner as set forth in section 15.1 of the Note Purchase Agreements notwithstanding any notice to the contrary, may not be enforceable under all circumstances;

      (gg) a holder of a Note may obtain a duplicate Note in the Netherlands subject to the provisions of the Securities Replacement Act (Efffectenvernieuwingswet), if such Note has been destroyed, lost or stolen in the Netherlands or has been mutilated;

      (hh) to the extent that the law of the Netherlands is applicable, a creditor of a company may invoke the nullity of any legal act (rechtshandeling) (including but not limited to a guarantee pursuant to which such company guarantees the performance of the obligations of a third party and any other legal act having a similar effect) performed by such company without the obligation (onverplicht) to do so and as a consequence of which the creditors (present or future) of the company are prejudiced, provided that at the moment of the performance of the legal act such company and, unless the act has been performed for no consideration (om niet), the party with or towards whom such company has performed such act, knew or should have known that the creditors (present of future) of such company would be prejudiced; and

      (ii) a guarantee by a company incorporated under the law of the Netherlands for the performance of obligations of a third party which is not a wholly owned direct or indirect subsidiary of such company may, if such guarantee is not in the legitimate business interest of such company, be deemed to be (i) exceeding the corporate objects of such company, (ii) violating the articles of association of such company, and (iii) not valid, binding and enforceable against such company under the law of the Netherlands;

      (jj) under Netherlands law a power of attorney, instruction, designation or appointment (such as the appointment of CT Corporation System as agent as set forth in section 24.6 of the Note Purchase Agreements) may not be deemed to be irrevocable, to the extent that such power of attorney, instruction, designation or appointment has not been granted or given for the performance of a legal act in the interest of the receiver thereof or of a third party, and to the extent Netherlands law would apply thereto, such power of attorney, instruction, designation or appointment would terminate upon the bankruptcy of the grantor, instructor, designator or appointor thereof; and

      (kk) no opinion is rendered in respect of the authority of Warburg Dillon Read LLC to act as securities intermediary (effectenbemiddelaar) in or from within the Netherlands with respect to the offering and sale of the Notes.

      This opinion is rendered to you and is for the sole benefit of yourselves and it may not be relied upon by any person other than yourselves and your legal advisers for the purpose of giving their opinion to you in connection with this matter. This opinion may not without my prior written consent be relied upon by, transmitted to or filed with any other person, firm, company or institution.

                                    Yours faithfully,

                                    /s/

                                    Kaarina A. Zimmer for
                                    De Brauw Blackstone Westbroek P.C.

                                     ANNEX


The Prudential Insurance Company of America

Connecticut General Life Insurance Company

Life Insurance Company of North America

Metropolitan Life Insurance Company

Texas Life Insurance Company

Principal Life Insurance Company

USAA Life Insurance Company

The Paul Revere Life Insurance Company

Massachusetts Mutual Life Insurance Company

CM Life Insurance Company

The Guardian Life Insurance Company of America

American Investors Life Insurance Company

Ohio National Life Assurance Corporation

State Farm Life Insurance Company

Ameritas Life Insurance Corp.

                               EXHIBIT 4.4(a)(iii)

                          FORM OF OPINION OF AUSTRALIAN
                        SPECIAL COUNSEL FOR THE OBLIGORS

                      [Letterhead of Allen Allen & Hemsley]

4 November 1998

To:     Each Noteholder referred to below

Dear Sirs

JAMES HARDIE REORGANISATION

We have acted for James Hardie Aust. Investco Pty Limited (the GUARANTOR) in connection with the Deed Poll Deed of Guarantee (the GUARANTEE) dated 4 November 1998 executed by the Guarantor in favour of the Noteholders.

Definitions in the Guarantee apply in this opinion but FACILITY means any Revolving Facility Agreement dated 3 November 1998 between the Guarantor and each of Wachovia Bank, The Industrial Bank of Japan Limited, Westdeutsche Landesbank and Banque Nationale de Paris and dated 4 November 1998 between the Guarantor and Australia and New Zealand Banking Group Limited. ISSUER means James Hardie Finance B.V., a company incorporated in The Netherlands, JHNV means James Hardie N.V., a company incorporated in The Netherlands, NOTE means any guaranteed senior note issued under any NPA, NOTEHOLDER means any person in whose name any Note is registered under any NPA, NPA means any note purchase agreement, to be dated as of 5 November 1998, and executed by the Issuer and each initial noteholder and RELEVANT JURISDICTION means the Commonwealth of Australia or New South Wales.

No assumption or qualification in this opinion limits any other assumption or qualification in it.

1.      GUARANTEE

We have examined the following documents:

(a)     an executed counterpart of the Guarantee;

(b)     of the constitution of the Guarantor;

(c) certified copies of extracts of resolutions passed by the board of directors of the Guarantor;

(d) certified copies of extracts of resolutions passed by the board of directors of James Hardie Aust. Holdings Pty Limited (the sole shareholder of the Guarantor);

(e) executed powers of attorney in connection with the execution of the Guarantee by the Guarantor;

(f)     a solvency certificate executed by the directors of the Guarantor; and

(g)     the unexecuted form of each:

        (i)    NPA;

        (ii) 364 day standby facility agreement between the Guarantor and JHNV as guarantors and the Issuer as borrower and each of Westdeutsche Landesbank Girozentrale, Banque Nationale de Paris, Australian and New Zealand Banking Group Limited and Wachovia Bank (the Banks); and

        (iii) revolving loan facility agreement between the Guarantor as borrower, the Issuer and JHNV as guarantors, and each of the Banks and The Industrial Bank of Japan Limited.

2.      ASSUMPTIONS

For the purposes of giving this opinion we have assumed the following.

(a) The authenticity of all seals and signatures and of any duty stamp or marking.

(b) The completeness, and the conformity to original instruments, of all copies submitted to us, and that any document (other than the Guarantee) or authorisation submitted to us continues in full force and effect.

(c) Each power of attorney referred to in paragraph 1(e) above has been or will be registered in the jurisdiction of execution and of the governing law of each Guarantee to which it relates.

(d) The Guarantor executes the Guarantee for its benefit and for the purposes of its business. In relation to this assumption, we note the following.

        (i) The Guarantor has arranged the Facilities under which certain banks agree to make financial accommodation available to the Guarantor. One of the conditions precedent to the Facilities is that the Issuer and JHNV (each a company with significant assets) guarantee the Guarantor's payment of all Secured Moneys under the Facility. The Issuer and JHNV will only grant that guarantee if the Guarantor executes the Guarantee. We understand that without the guarantee of the Issuer and JHNV, it is unlikely that the Guarantor could arrange the Facilities.

        (ii) The borrowing under the Facilities benefits the Guarantor because it enables it to capitalise its wholly owned subsidiary, James Hardie Aust. Investco Services Pty Limited, who will lend those funds to another subsidiary of the Guarantor, James Hardie Australia Pty Limited, who will purchase certain operating businesses, the ownership of which the Guarantor was specifically incorporated for. The directors of the Guarantor consider that the purchase and ultimate ownership of those businesses will benefit the Guarantor. Further, we note that the directors of the Guarantor concluded that given the financial strength of the Issuer, and the fact that JHNV guarantees the same obligations as the Guarantee, the likelihood of demand being made under the Guarantee is remote.

        While the existence of benefit to the company is a question solely for the directors of the Guarantor, it appears that the directors had reasonable grounds for concluding that there was commercial benefit in executing the Guarantee. We note that the directors determination of the existence of that benefit is recorded in the extract of minutes referred to in paragraph 1(c) of this opinion.

(e) No entity has engaged or will engage in misleading or unconscionable conduct or is or will be involved in or a party to any relevant transaction or any associated activity in a manner or for a purpose not evident on the face of the Guarantee which might render the Guarantee or any relevant transaction or associated activity in breach of law, void or voidable.

(f)     The Guarantee has been or will be executed in New South Wales.

(g) Insofar as any obligation under the Guarantee is to be performed in any jurisdiction other than a Relevant Jurisdiction, its performance will not be illegal or unenforceable under the law of that jurisdiction.

(h) Each of the Guarantor, JHNV and the Issuer are wholly owned subsidiaries of James Hardie Industries Limited at the time of execution of the Guarantee.

(i) All proceeds of the Notes will be lent by the Issuer to James Hardie USA Inc.. That company will use all the proceeds of that loan to repay inter-company debt to James Hardie Finance Inc (JHFI). JHFI will use all of those repayments to repay lenders who are not members of the James Hardie group.

3.      QUALIFICATIONS

Our opinion is subject to the following qualifications.

(a) We express no opinion as to any laws other than the laws of each Relevant Jurisdiction as in force at the date of this opinion.

(b) Our opinion that an obligation or document is enforceable means that the obligation or document is of a type and form which courts in the Relevant Jurisdictions enforce. It does not mean that the obligation or document can necessarily be enforced in accordance with its terms in all circumstances. In particular:

        (i) equitable remedies, such as injunction and specific performance, are discretionary; and

        (ii) the enforceability of an obligation, document or security interest may be affected by statutes of limitation, by estoppel, waiver and similar principles, by the doctrine of frustration, by laws concerning insolvency, bankruptcy, liquidation, administration, enforcement of security interests or reorganisation, or by other laws generally affecting creditors' or counterparties' rights or duties.

(c) We have relied on a search of public records of the Australian Securities and Investments Commission on 27 October 1998. We note that records disclosed by such search may not be complete or up to date.

(d) We have relied on the assumptions specified in s129 of the Corporations Law and note that you may do so unless you knew or suspected that the assumption was incorrect.

(e) Any provision that certain calculations, determinations or certificates will be conclusive and binding will not apply if those calculations, determinations or certificates are fraudulent or manifestly inaccurate.

(f) Clause 8 of the Guarantee may not be enforceable in accordance with its terms, as a court may reserve to itself a decision as to whether any provision is severable.

(g) The obligation of a party under the Guarantee to pay interest on overdue amounts at a rate higher than the rate applying before the amount fell due may be held to constitute a penalty and be unenforceable.

(h) We express no opinion on any provision in the Guarantee requiring written amendments and waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed on or granted between or by the parties.

(i) The courts might not give full effect to an indemnity for legal costs or for penalties on Taxes.

(j) We have relied, as to certain matters of fact, on certificates of officers of the Guarantor and on certain information provided by PricewaterhouseCoopers relating to use of the proceeds of the Notes.

(k) Insofar as our opinions in clause 4 relate to the performance of the Guarantee, those opinions are limited to the principal transactions contemplated by the Documents. They do not extend to the performance of obligations under other documents referred to in the Guarantee.

(l) A judgment by a court may be given in some cases only in Australian dollars.

(m) Purported waivers of statutory rights or agreements not to sue or agreements to agree or negotiate or consult may not be enforceable.

(n) In relation to our opinion in 4(j), we note that section 260A of the Corporations Law has only been operative since 1 July 1998 and we are only aware of one case on it (Re Bidvest). That case does not provide very much guidance on the interpretation of the section. Further, if the giving of financial assistance is part of a larger transaction, it is not clear whether the courts will consider the giving of that assistance in isolation from, or as part of, that larger transaction.

4.      OPINION

Based on the assumptions and subject to the qualifications set out above we are of the following opinion.

(a) The Guarantor is incorporated under the laws of the place of its incorporation stated in the Guarantee.

(b) The Guarantor has the corporate power to enter into and perform its obligations under the Guarantee.

(c) The execution, delivery and performance by the Guarantor of the Guarantee did not and will not violate in any respect any existing provision of:

        (i)     any law of any Relevant Jurisdiction; or

        (ii)    its constitution.

(d) The Guarantee constitutes legal, valid and binding obligations of the Guarantor enforceable in competent courts of the Relevant Jurisdictions.

(e) All Authorisations under the laws of any Relevant Jurisdiction now obtainable and required in connection with the execution, delivery, performance, validity or enforceability of the Guarantee have been obtained or effected and are in full force and effect.

(f) No stamp or registration or similar taxes or charges are payable under the laws of any Relevant Jurisdiction in connection with the execution, delivery, performance and enforcement of the Guarantee or any transaction contemplated by them other than nominal duty, financial institutions duty and debits tax.

(g) It is not necessary or advisable under the laws of any Relevant Jurisdiction to file, register or record the Guarantee.

(h) Neither the Guarantor nor any of its properties or assets has any immunity from the jurisdiction of any court or from legal process under the laws of any Relevant Jurisdiction.

(i) It is not necessary that a Noteholder should be licensed, qualified or otherwise entitled to carry on business under the laws of any Relevant Jurisdiction in order to enforce its rights under the Guarantee or by reason only of the execution, delivery and performance of the Guarantee.

(j) The issuing of the Guarantee does not constitute the giving of financial assistance within the meaning of s260A of the Corporations Law because all proceeds of the Notes are applied in repayment of existing external debt of James Hardie Finance Inc. and are not used to assist the acquisition of shares in the Guarantor, or any holding company of the Guarantor. However, if a court were to conclude that the issuing of the Guarantee did constitute such financial assistance, we think it unlikely that that court would conclude that there had been a breach of s260A. That section is only breached by the giving of financial assistance which materially prejudices the company giving the assistance, its creditors or shareholders. We note that:

        (i) the shareholders of the Guarantor have acknowledged the issuing of the Guarantee and have concluded that they do not suffer any material prejudice;

        (ii) for the reasons stated in paragraph 2(d)(ii) above, the likelihood of a demand being made under the Guarantee could reasonably be considered remote and the Guarantor's directors have concluded that its execution benefits the Guarantor;

        (iii) at the date of execution of the Guarantee, we understand that the Guarantor had no creditors other than:

               (A)    the banks under the Facilities; and

               (B) some of those same banks under a 364 day standby facility which has also been guaranteed by the Guarantor.

               In relation to the Facilities, the cross guarantees from the Issuer and JHNV were requirements of the banks to their entering into the Facilities.

               In relation to the 364 day standby facility, the guarantees of JHNV and of the Guarantor were requirements of the lending banks.

               As the banks are aware, those guarantees by the Issuer and JHNV could only be issued by those companies on the basis that the Guarantor issued the Guarantee. The banks therefore appear to benefit from the issuing of the Guarantee since if the Guarantor did not do so, the banks would not receive the benefit of the guarantees from the Issuer and JHNV, companies with significant assets. Creditors do not therefore appear to suffer any material prejudice from the issuing of the Guarantee.

(k) The indebtedness of the Guarantor under the Guarantee will rank pari passu with its indebtedness under the Facilities and all other unsecured unsubordinated indebtedness of the Guarantor which is not mandatorily preferred by law.

(l) Part 2E of the Corporations Law (which affects transactions involving public companies and entities controlled by public companies where the public company or entity does not get full value from the transaction, and the benefiting party is a related party) does not apply to the issuing of the Guarantee as the Guarantor, the Issuer and JHNV are all directly or indirectly wholly owned subsidiaries of James Hardie Industries Limited.

(m) There is no Australian equivalent of the United States legal doctrine of "successor liability" which might transfer asbestos related liability to a company which is acquiring assets of, as opposed to shares in, any transferring company.

(n) If after issuing the Guarantee the Guarantor is solvent (and we note the directors' certificate referred to in 1(f) states that it is) and the execution of the Guarantee by the Guarantor (having regard to the benefits and detriment to it in entering into the Guarantee) is ultimately for its benefit and for the purposes of its business so that a reasonable person in its position would have entered into it, the Guarantee will not be void or voidable on the basis of Australian fraudulent conveyance laws.

This opinion is addressed to you for your sole benefit. It is not to be relied on by any other person or for any other purpose nor is it to be quoted or referred to in any public document or filed with any Government Agency or other person without our consent.

Yours faithfully

/s/ Allen Allen & Hemsley

                                 EXHIBIT 4.4(b)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

                    [LETTERHEAD OF WILLKIE FARR & GALLAGHER]

November 5, 1998




Metropolitan Life Insurance Company
Texas Life Insurance Company
One Madison Avenue
New York, NY 10010


Re: James Hardie Finance B.V.(Issuer) and James Hardie N.V. (Guarantor)
          6.86% Guaranteed Senior Notes due 2004, Series A--$24,000,000 6.92% Guaranteed Senior Notes due 2005, Series B--$35,000,000 6.99% Guaranteed Senior Notes due 2006, Series C--$37,000,000 7.05% Guaranteed Senior Notes due 2007, Series D--$11,000,000 7.12% Guaranteed Senior Notes due 2008, Series E--$63,000,000 7.24% Guaranteed Senior Notes due 2010, Series F--$20,000,000 7.42% Guaranteed Senior Notes due 2013, Series G--$35,000,000


Ladies and Gentlemen:

                  We have acted as your special counsel in connection with (i) the issuance by James Hardie Finance B.V. (the "Issuer") of its above-referenced Guaranteed Senior Notes in an aggregate principal amount of $225,000,000 (the "Notes"), and (ii) the purchases by you pursuant to the separate Note Purchase Agreements made by you with the Issuer and James Hardie N.V., (the "Guarantor"), as guarantor of the Notes, under date of November 5, 1998 (the "Note Purchase Agreements") of Notes in the respective aggregate principal amounts and of the particular series as set forth in Schedule A to the Note Purchase Agreements.

                  We have examined such corporate records of the Issuer and the Guarantor, agreements and other instruments, certificates of public officials and of officers and representatives of the Issuer and the Guarantor, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreements and upon certifications by officers or other representatives of the Issuer and the Guarantor.

                  In addition, we attended the closing held today at our office at which you purchased and made payment for Notes in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreements.

                  Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to
Section 4.4 of the Note Purchase Agreements as follows:

                           1. The Note Purchase Agreements constitute legal, valid and binding obligations of the Issuer and the Guarantor, enforceable against Issuer and the Guarantor in accordance with their terms.

                           2. The Notes being purchased by you today constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.

                           3. No consent, approval or authorization of, or declaration, qualification, registration or filing with, any New York or United States Federal governmental authority is required for the valid execution and delivery of the Note Purchase Agreements or the valid offer, issue, sale and delivery of the Notes pursuant to the Note Purchase Agreements.

                           4. It is not necessary in connection with the offer, issue, sale and delivery of the Notes, under the circumstances contemplated by the Note Purchase Agreements, to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended. If you should in the future deem it expedient to sell such Notes, or any Notes delivered in substitution or exchange therefor pursuant to the Note Purchase Agreements, such resale would not require registration of any such Notes under the Securities Act of 1933, as amended, or qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, provided either that such resale does not involve any public offering of such Notes or that at the time and under the circumstances of such resale you would not be deemed to have purchased such Notes from the Issuer with a view to, or to be offering or selling such Notes for the Issuer in connection with, a distribution thereof, or to be participating or having a direct or indirect participation in any such undertaking, or to be participating or having a participation in the direct or indirect underwriting of any such undertaking, and assuming that at the time you would not be an affiliate of the Issuer.

                  5. The use of proceeds from the sale of the Notes will not be deemed to be, directly or indirectly, for the purposes of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System and it is not necessary for you to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3 or to register on Federal Reserve Form FR G-1 under such Regulation U in connection with your purchase of the Notes.

                  We have examined the opinions of Gibson, Dunn & Crutcher LLP, special counsel to the Issuer and the Guarantor, De Brauw Blackstone Westbroek P.C., Netherlands counsel to the Issuer and the Guarantor, and Allen Allen & Hemsley, Australian counsel for the Issuer and the Guarantor, each dated today and delivered to you pursuant to Section 4.4 of the Note Purchase Agreements, which opinions are satisfactory to us in form and substance with respect to the matters respectively specified therein and we believe that both you and we are justified in relying thereon. We call to your attention the fact that in approving the substance of said opinions we have not made an investigation sufficient to enable us to express an independent opinion with respect to the substantive matters covered by said opinions (other than substantive matters governed by United States Federal laws or the laws of the State of New York and specifically covered by this opinion); however nothing has come to our attention that would cause us to disagree with the legal conclusions expressed in any of said opinions as to any such matters.

                  The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exception that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  We express no opinion as to any provision in the Note Purchase Agreements insofar as such provisions relate to (a) the subject matter jurisdiction of a United States Federal District Court sitting in New York to adjudicate any controversy relating to the Note Purchase Agreements or the Notes, or (b) the waiver of inconvenient forum with respect to proceedings in any such United States Federal District Court.

                  We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than United States Federal laws and the laws of the State of New York. To the extent that the opinions expressed above involve matters governed by Netherlands law or Australian law, we have relied upon the aforementioned opinions of De Brauw Blacksone Westbroek P.C. and Allen Allen & Hemsley, respectively, and our conclusions as to such matters are subject to the same assumptions, limitations and qualifications as are contained in said opinions.

                  This opinion is given solely for your benefit, and for the benefit of other institutional investor holders from time to time of Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Note Purchase Agreements and may not be relied upon by any other person for any purpose without our prior written consent.



Very truly yours,

/s/ WILLKIE FARR & GALLAGHER

                                   EXHIBIT 5.5

                              PRO FORMA STATEMENTS

          COVER NOTE TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The "Unaudited Pro Forma Consolidated Financial Data" containing the Pro Forma Statements has been excerpted from the publicly available amendment No. 1 to the Form F-1 Registration Statement of James Hardie N.V. as filed with the Securities and Exchange Commission on October 15, 1998 (as amended, the "Registration Statement"). Neither the Registration Statement nor the prospectus included therein is incorporated herein by reference. Any reference to "this Prospectus" in the excerpted pages should be read as a reference to "the Memorandum". The Pro Forma Statements were prepared to give accounting effect to certain transactions that will occur in connection with the Reorganization based on the assumptions stated therein, including an assumption that the equity offering on Form F-1 would be completed at the same time as the Reorganization and the Debt Financing.

In the event that the equity offering does not occur as planned, or it does occur but other conditions relating to the treatment of interest paid by the U.S. Subsidiary to the Finance Subsidiary under the US-NL Tax Treaty are not met, then withholding taxes of 30% in the U.S. may become payable in any year, although this amount may be partially alleviated by the deductibility in the Netherlands of foreign tax paid in the U.S. For the purposes of the Debt Financing and assuming that such equity offering does not occur, management has estimated that additional income tax expense of US$14.6 million and US$3.7 million would need to be reflected as a pro forma adjustment in the unaudited pro forma statements of income for the fiscal year ended March 31, 1998 and for the three months ended June 30, 1998, respectively. After giving effect to these adjustments, the pro forma income from continuing operations would be US$29.5 million and US$10.0 million income for the fiscal year ended March 31, 1998 and for the three months ended June 30, 1998, respectively.

For a discussion of the principal tax issues and conditions, refer to footnote nine to the unaudited pro forma consolidated statement of income for the fiscal year ended March 31, 1998 and to footnote seven to the unaudited pro forma consolidated statement of income for the three months ended June 30, 1998.

The company has not determined how it may reorganize its intercompany financing arrangements if the equity offering does not occur and the pro forma adjustment described above does not reflect the benefits, if any, that may be generated from alternative financial arrangements. The pro forma data is for informational purposes only and should not be construed to be indicative of the Company's financial position or results of operations had the transactions been consummated on the dates assumed and do not project the Company's consolidated financial position or results of operations for any future date or period.

COMPANY REPRESENTATION

In relation to the "Unaudited Pro Forma Consolidated Financial Data," and when read in conjunction with the covering note prepared for the Private Placement Memorandum, the assumptions on which the pro forma adjustments reflected in the Pro Forma Statements are based provide a reasonable basis for presenting the significant effects of the Reorganization and Debt Financing assuming that the equity offering does not occur, and such pro forma adjustments give appropriate effect to such assumptions and are properly applied in the Pro Forma Statements.

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma consolidated financial statements of income (the "Unaudited Pro Forma Consolidated Statements of Income") for the year ended March 31, 1998 and the three months ended June 30, 1998 and the unaudited pro forma consolidated balance sheet (the "Unaudited Pro Forma Consolidated Balance Sheet") as of June 30, 1998 (collectively, the "Pro Forma Statements") reflect adjustments to the audited Consolidated Financial Statements of the James Hardie Businesses (consisting of both the assets and liabilities of the Transferred Businesses and the Retained Assets and Liabilities) appearing elsewhere in this Prospectus to give accounting impact to certain transactions that will occur in connection with the Reorganization. The pro forma adjustments to each Pro Forma Statement are described in the accompanying footnotes to the Pro Forma Statements. The pro forma adjustments are based on available information and certain assumptions management believes are reasonable.

     The Pro Forma Statements are for informational purposes only and should not be construed to be indicative of the Company's consolidated financial position or results of operations had the transactions been consummated on the dates assumed and do not project the Company's consolidated financial position or results of operations for any future date or period.

     In accordance with U.S. GAAP, the transfers to the Company of the Transferred Businesses will be accounted for in the Consolidated Financial Statements of the Company at cost using the "as if" pooling method on the basis that the transfers are under common control. The financial adjustments required to eliminate the Retained Assets and Liabilities will be recorded as a deemed transfer to JHIL in the Consolidated Financial Statements of the Company. All pro forma adjustments have been recorded at historical cost in the Pro Forma Statements.

     The Pro Forma Statements should be read in conjunction with the Consolidated Financial Statements of the James Hardie Businesses and the related notes thereto, and other financial information pertaining to the Company and the James Hardie Businesses included elsewhere in this Prospectus.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

     The Unaudited Pro Forma Consolidated Balance Sheet gives accounting effect to the following pro forma transactions that affect the James Hardie Businesses' historical financials as if they occurred on June 30, 1998: (1) the transfer of the Transferred Businesses to the Company and the retention of the Retained Assets and Liabilities by JHIL and (2) the completion of the Debt Financing.

     The total shareholders' equity disclosed in the Unaudited Pro Forma Consolidated Balance Sheet gives accounting effect to the adjustments noted as if they occurred on June 30, 1998. Total equity at the date of the Reorganization may differ significantly from that disclosed in the Unaudited Pro Forma Consolidated Balance Sheet as a result of movements in foreign exchange rates that impact the balance of the foreign currency translation adjustment account, earnings, capital expenditure and other cash flows impacting cash balances in the period June 30, 1998 to the date of the Offerings.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                     JUNE 30, 1998
                                               ---------------------------------------------------------
                                                                  PRO FORMA ADJUSTMENTS
                                                              -----------------------------
                                                                 JHIL
                                                               RETAINED
                                                                ASSETS
                                               JAMES HARDIE       AND          REVISED DEBT
                                                BUSINESSES    LIABILITIES       STRUCTURE      PRO FORMA
                                               ------------   -----------      ------------    ---------
ASSETS
Current assets:
Cash and cash equivalents....................    $  204.5       $(202.5)(1)                     $  2.0
Accounts and notes receivable, net of
  allowance for doubtful accounts............       113.9          (8.5)(2)           --         105.4
Inventories..................................        60.0            --               --          60.0
Prepaid expenses and other current assets....        14.2          (2.3)(2)           --          11.9
Deferred tax assets..........................        24.9          (8.7)(3)           --          16.2
                                                 --------                                       ------
          Total current assets...............       417.5                                        195.5
Long term receivables........................        10.9          (7.3)(2)           --           3.6
Investments..................................        20.4         (17.6)(2)           --           2.8
Property, plant and equipment, net...........       488.6         (26.2)(4)           --         462.4
Intangibles, net.............................        36.0            --               --          36.0
Mineral reserves.............................        24.4            --               --          24.4
Prepaid pension cost.........................        10.7            --               --          10.7
Deferred tax assets..........................        68.5         (51.6)(3)           --          16.9
                                                 --------                                       ------
          Total assets.......................    $1,077.0                                       $752.3
                                                 ========                                       ======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities.....    $   84.0       $ (15.9)(2)           --        $ 68.1
Bank overdraft...............................         2.7          (2.7)(1)                         --
Current portion of long term debt............        31.4         (31.4)(1)           --            --
Accrued compensation.........................        11.8            --               --          11.8
Accrued product liabilities..................        10.7          (5.5)(2)           --           5.2
Other liabilities............................         6.2          (6.2)(2)           --            --
                                                 --------                                       ------
          Total current liabilities..........       146.8                                         85.1
Long-term debt...............................       481.9        (481.9)(1)      $ 340.0(7)      340.0
Deferred tax liability.......................        14.4            --               --          14.4
Other noncurrent liabilities.................        14.1          (5.2)(2)           --           8.9
                                                 --------                                       ------
          Total liabilities..................    $  657.2                                       $448.4
                                                 --------                                       ------
Shareholders' equity:
Capital......................................    $  543.4       $ 211.9(6)       $(340.0)(7)    $415.3
Unrealized gain(loss) on available securities
  for sale...................................        (1.8)          1.8(2)            --            --
Cumulative translation adjustment............      (111.4)           --               --        (111.4)
Employee loans...............................       (10.4)         10.4(5)            --            --
                                                 --------                                       ------
          Total shareholders' equity.........       419.8                                        303.9(8)
                                                 --------                                       ------
          Total liabilities and shareholders'
            equity...........................    $1,077.0                                       $752.3
                                                 ========                                       ======

---------------

 (1) Reflects the elimination of cash deposits and existing debt facilities of JHIL which are to be retained by JHIL.

 (2) Retained Assets and Liabilities of JHIL or its non-transferring subsidiaries which will not be transferred to the Company are comprised of:

                                                              $ MILLIONS
                                                              ----------
Accounts and notes receivable, net of allowance for doubtful accounts:
  Financing structures retained by JHIL.....................    $ 8.5
                                                                =====
Prepaid expenses and other current assets:
  Capitalized expenses......................................    $ 2.3
                                                                =====
Long term receivables:
  Vendor finance............................................    $ 7.3
                                                                =====
Investments:
  AEF portfolio.............................................    $ 7.5
  Other.....................................................     10.1
                                                                -----
                                                                $17.6
                                                                =====

Accounts payable and accrued liabilities:
  Financing structures retained by JHIL.....................    $15.4
  Other.....................................................      0.5
                                                                -----
                                                                $15.9
                                                                =====
Accrued product liabilities:
  JHIL or its non-transferring subsidiaries will retain
    responsibility for certain specific product warranty
    claims..................................................    $ 3.7
  Environmental rectification...............................      1.8
                                                                -----
                                                                $ 5.5
                                                                =====
Other current liabilities...................................    $ 6.2
                                                                =====
Other noncurrent liabilities
  Surplus lease space.......................................    $ 2.3
  Product warranty (see note above).........................    $ 2.2
  Other.....................................................    $ 0.7
                                                                -----
                                                                $ 5.2
                                                                =====
Unrealized loss on securities available for sale............    $ 1.8
                                                                =====

(3) Adjustment made to deferred tax assets associated with certain of the above liabilities and residing in JHIL and certain subsidiaries which will not form part of the Transferred Businesses amounting to $60.3 million.

(4) Reflects properties to be retained by JHIL or its non-transferring subsidiaries and leased to the Company with a net book value of $26.2 million. The properties concerned comprise:

                                                                 NET
                                                              BOOK VALUE
                                                              $ MILLIONS
                                                              ----------
Fiber Cement Australia......................................    $19.6
Fiber Cement New Zealand....................................      6.6
                                                                -----
                                                                $26.2
                                                                =====

(5) Reflects the removal of employee loans related to executive share purchase plan which will be retained by JHIL and will not transfer to or be assumed by the Company.

(6) For accounting purposes, the retention by JHIL and its non-transferring subsidiaries of the Retained Assets and Liabilities as set forth in adjustments (1) to (5) above is recorded as a deemed contribution by JHIL to the Company of $211.9 million.

(7) Reflects adjustments which are required to facilitate the Debt Financing and the related deemed dividend. The Finance Subsidiary will issue approximately $225 million aggregate principal amount of Notes and arrange a Bank Facility, including a $115 million term facility and a $80 million revolving credit facility. At the time of the Offerings, the Company does not expect to have drawn down the revolving credit facility. The Notes will be issued with a mix of maturities ranging from 6 to 15 years. The Pro Forma Consolidated Balance Sheet reflects the indebtedness under the Bank Facility and the Notes of $340 million.

(8) The total shareholders' equity disclosed in the Unaudited Pro Forma Consolidated Balance Sheet gives accounting effect to the adjustments noted in (1) to (7) above as if they occurred on June 30, 1998. Total equity at the date of the Offerings may differ significantly from that disclosed in the Unaudited Pro Forma Consolidated Balance Sheet as a result of movements in foreign exchange rates that impact the balance of the foreign currency translation adjustment account, earnings, capital expenditure and other cash flows impacting cash balances in the period from June 30, 1998 to the date of the Offerings.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

     The Unaudited Pro Forma Consolidated Statements of Income for the fiscal year ended March 31, 1998 and the three months ended June 30, 1998 give accounting effect to the following transactions that affect the James Hardie Businesses' historical financials as if they occurred on April 1, 1997 and April 1, 1998 respectively: (1) the transfer of the Transferred Businesses to the Company and the retention of the Retained Assets and Liabilities by JHIL, including any related income and expenses, (2) the completion of the Debt Financing, and (3) certain tax consequences of the Reorganization.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                     FOR THE YEAR ENDED MARCH 31, 1998
                             ----------------------------------------------------------------------------------
                                            PRO FORMA ADJUSTMENTS     PRO FORMA      PRO FORMA      PRO FORMA
                                            ---------------------      WITHOUT       ADJUSTMENT        WITH
                             JAMES HARDIE     JHIL        DEBT       INTERCOMPANY   INTERCOMPANY   INTERCOMPANY
                              BUSINESSES    RETAINED    FINANCING    TAX BENEFIT    TAX BENEFIT    TAX BENEFIT
                             ------------   --------    ---------    ------------   ------------   ------------
Net sales..................    $ 822.3           --          --        $ 822.3            --         $ 822.3
Cost of goods sold.........     (592.3)      $ (4.2)(1)      --         (596.5)           --          (596.5)
                               -------                                 -------                       -------
Gross profit...............      230.0                                   225.8                         225.8
Selling, general and
  administrative
  expenses.................     (142.7)          --          --         (142.7)           --          (142.7)(10)
Restructuring and other
  operating expenses.......       (5.1)          --          --           (5.1)           --            (5.1)
                               -------                                 -------                       -------
Operating profit...........       82.2                                    78.0                          78.0
Interest expense...........      (37.6)        37.6(2)   $(22.9)(3)      (22.9)           --           (22.9)
Interest expense -- related
  parties..................      (11.3)        11.3(2)       --             --            --              --
Interest income............       28.3        (28.3)(4)      --             --            --              --
Equity earnings -- RCI.....        6.2         (6.2)(5)      --             --            --              --
Other nonoperating
  expenses, net............      (12.1)        11.9(6)       --           (0.2)           --            (0.2)
                               -------                                 -------                       -------
Income (loss) from
  continuing operations
  before income tax........       55.7           --          --           54.9            --            54.9
Income tax (expense)
  benefit..................      (25.0)        (6.7)(7)     4.9(8)       (26.8)        $16.0(9)        (10.8)
                               -------                                 -------                       -------
Income from continuing
  operations...............    $  30.7                                 $  28.1                       $  44.1
                               =======                                 =======                       =======
Pro forma earnings per
  share....................                                            $                             $
                                                                       =======                       =======

---------------
(1) Reflects the difference between depreciation historically incurred by JHIL on certain properties that it will retain in the Reorganization, and the rental expense that the Company will incur to lease such properties from JHIL. The adjustment is comprised of:

                                                              $ MILLIONS
                                                              ----------
Depreciation on retained property...........................    $ 0.9
Additional rental expense...................................     (5.1)
                                                                -----
                                                                $(4.2)
                                                                =====

   The rental expense assumed by the Company for purposes of the Pro Forma Consolidated Statement of Income is based on an assessment of the fair market rental for the properties retained by JHIL and the terms of the leases the Company will enter into with JHIL.

(2) Reflects the elimination of $37.6 million in interest expense relating to the existing debt facilities of the James Hardie Businesses which will be retained by JHIL and the elimination of $11.3 million in interest expense to related parties which relates to RCI Corporation sold in fiscal year 1998.

(3) Pursuant to the Debt Financing, the Finance Subsidiary will issue approximately $225 million aggregate principal amount of Notes and will arrange a Bank Facility consisting of $115 million term loan and an $80 million revolving credit facility. At the time of the Offerings, the Company does not expect to have drawn down on the revolving credit facility. The Notes will be issued with a mix of maturities ranging from 6 to 15 years. The blended interest rate on the Notes and the term loan is estimated by the Company to be 6.7% or $22.9 million assuming outstanding indebtedness of $340 million for the entire year ended March 31, 1998. The $340 million payment represents the settlement of liabilities to JHIL which arise in connection with the Reorganization. The effect on unaudited pro forma income for the year ended March 31, 1998 of each 1/8% change in the blended interest rate on the Notes and the term loan would be $0.4 million.

(4) Reflects the elimination of interest income earned on cash and cash equivalents held by the James Hardie Businesses during fiscal year 1998 which are to be retained by JHIL.

(5) Reflects equity earnings of RCI Corporation sold in fiscal year 1998.

(6) The amount of $11.9 million primarily reflects the elimination of a $12.2 million accrual for losses relating to guarantees and other expenses associated with the settlement of litigation relating to the 1987 Firmandale transaction. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." Ongoing obligations associated with the Firmandale litigation will be retained by JHIL and will not be transferred to or assumed by the Company. The remaining $0.3 million reduction reflects the net expenses of previous tax franking credit structures utilized by JHIL and dividend income, comprised of:

                                                              $ MILLIONS
                                                              ----------
Tax franking credit.........................................    $ 0.2
Dividends received..........................................     (0.5)
                                                                -----
                                                                $(0.3)
                                                                =====

(7) Reflects the impact of additional taxes resulting from the following adjustments referred to above, as follows:

                                                                               APPLICABLE
                                                                 GROSS         INCOME TAX
                                                              ($ MILLIONS)    ($ MILLIONS)
                                                              ------------    ------------
Depreciation on retained property...........................     $  0.9          $   --
Rental expense..............................................       (5.1)            1.8
Interest expense............................................       37.6           (14.0)
Interest income.............................................      (28.3)           10.2
Tax franking credit.........................................        0.2              --
Dividends received..........................................       (0.5)             --
Interest expense -- related parties.........................       11.3            (4.0)
Equity earnings of RCI Corporation..........................       (6.2)             --
Firmandale expense..........................................       12.2            (0.7)
                                                                                 ------
                                                                                 $ (6.7)
                                                                                 ======

(8) Assumes that the term loan has been drawn down in Australia and the Notes have been issued in The Netherlands. The tax expense has been calculated as follows:

                                                                                            TAX
                                         PRINCIPAL        INTEREST                       DEDUCTION
                                        ($ MILLIONS)    ($ MILLIONS)      TAX RATE      ($ MILLIONS)
                                        ------------    ------------    ------------    ------------
Notes.................................     $225.0          $16.0            15%             $2.4
Term loan.............................      115.0            6.9            36%              2.5
                                                           -----                            ----
                                                           $22.9                            $4.9
                                                           =====                            ====

(9) Reflects the deferred tax (expense) benefit of the intercompany debt arrangements of an estimated $877.0 million established in connection with the Reorganization, with the Finance Subsidiary assumed to be advancing to its subsidiaries in the United States, Australia and New Zealand, $747.0 million, $97.0 million and $33.0 million, respectively. The adjustment has been calculated as follows assuming an interest rate of 7.5% on intercompany debt:

                                                                                     DEFERRED TAX
                                             PRINCIPAL        INTEREST      TAX    (EXPENSE) BENEFIT
                                            ($ MILLIONS)    ($ MILLIONS)    RATE     ($ MILLIONS)
                                            ------------    ------------    ----   -----------------
Interest income
  The Netherlands.........................     $877.0          $65.8         15%         $(9.8)
                                               ======
Interest expense
  United States...........................      747.0           56.0         40%          22.4
  Australia...............................       97.0            7.2         36%           2.6
  New Zealand.............................       33.0            2.5         33%           0.8
                                               ------                                    -----
                                               $877.0                                    $16.0
                                               ======                                    =====

     The actual amount of the intercompany debt at the date of the Reorganization will vary from that noted above due to foreign exchange movements and other movements on intercompany account balances.

     The tax impact of the Debt Financing represents certain tax benefits that the Company expects to realize as a result of the new intercompany debt financing between the Finance Subsidiary and James Hardie's U.S. subsidiary. In calculating this amount, the following income tax rates have been assumed:

United States (anticipated federal and state taxes).........   40%
Australia...................................................   36%
New Zealand.................................................   33%
The Netherlands (Financial Risk Reserve Regime).............   15%

     This calculation assumes that current tax laws of all relevant jurisdictions were in effect during fiscal year 1998, and that any tax rulings which relevant companies have obtained in connection with the Reorganization were also applicable and in effect during such year.

     The calculation further assumes that interest payable by the U.S. subsidiary to the Finance Subsidiary will be taxed in The Netherlands at an effective rate of 15% pursuant to a ruling issued by the Dutch tax authorities applicable until 2008 based on certain conditions, including that all of the group's treasury activities are conducted exclusively from The Netherlands.

     The calculation also assumes that the intercompany debt was in place throughout fiscal year 1998, and further assumes that (i) interest payments were fully deductible by the U.S. subsidiary in that year, and (ii) that such payments were not subject to U.S. withholding tax pursuant to the US-NL Treaty.

     Interest paid by the U.S. subsidiary to the Finance Subsidiary should be currently deductible for U.S. tax purposes in any year provided that such interest is actually paid in that year and provided that the U.S. subsidiary has sufficient earnings to avoid limitations on the deductibility of interest resulting from the application of the U.S. "earnings stripping" rules. The Company does not anticipate that the U.S. subsidiary will make interest payments with respect to the related party debt during fiscal year 1999 or fiscal year 2000. Accordingly, no current U.S. tax deduction will be available for such years, although the associated tax benefit will be treated as realized currently for financial accounting purposes as the Company expects to ultimately realize the tax benefit from such years in the future.

     Interest paid by the U.S. subsidiary to the Finance Subsidiary would likely not be subject to the US-NL Treaty and would be subject to a 30% U.S. withholding tax in any year unless, among other conditions of eligibility for benefits, the aggregate number of shares of the Common Stock traded on the applicable exchange during the previous taxable year is at least 6% of the average number of shares outstanding during that previous taxable year, in which case 0% withholding tax would apply under the US-NL Treaty. See "Risk Factors -- Tax Risks on Intercompany Interest Payments."

     Deductions in Australia and New Zealand for interest paid to the Finance Subsidiary are subject to thin capitalization rules, which disallow interest on related party loans in excess of a prescribed multiple of the equity of the borrower. Withholding tax in Australia and New Zealand of 10% on interest paid to the Finance Subsidiary will be available as a credit against Dutch tax payable by the Finance Subsidiary, subject to certain limitations.

(10) Selling, general and administrative expenses include the current head office expenses of the James Hardie Businesses. Management estimates that head office expenses applicable to the Company will not vary significantly from the current level of head office expenses incurred by the James Hardie Businesses.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                               FOR THE THREE MONTHS ENDED JUNE 30 1998
                                         ------------------------------------------------------------------------------------
                                                         PRO FORMA ADJUSTMENTS      PRO FORMA                     PRO FORMA
                                                        -----------------------      WITHOUT       PRO FORMA         WITH
                                         JAMES HARDIE     JHIL          DEBT       INTERCOMPANY   INTERCOMPANY   INTERCOMPANY
                                          BUSINESSES    RETAINED      FINANCING    TAX BENEFIT    TAX BENEFIT    TAX BENEFIT
                                         ------------   --------      ---------    ------------   ------------   ------------
Net sales..............................    $ 206.2          --             --        $ 206.2            --         $ 206.2
Cost of goods sold.....................     (147.7)      $(0.9)(1)         --         (148.6)           --          (148.6)
                                           -------                                                                 -------
Gross profit...........................       58.5                                      57.6                          57.6
Selling, general and administrative
  expenses.............................      (35.1)         --             --          (35.1)           --           (35.1)
Restructuring and other operating
  expenses.............................       (0.5)         --             --           (0.5)           --            (0.5)
                                           -------                                   -------                       -------
Operating profit.......................       22.9                                      22.0                          22.0
Interest expense.......................       (7.3)        7.3(2)       $(5.7)(3)       (5.7)           --            (5.7)
Interest income........................        3.4        (3.4)(4)         --             --            --              --
                                           -------                                   -------                       -------
Income (loss) from continuing
  operations before income tax.........       19.0          --             --           16.3            --            16.3
Income tax (expense) benefit...........       (6.6)       (1.2)(5)        1.2(6)        (6.6)        $ 4.0(7)         (2.6)
                                           -------                                   -------                       -------
Income from continuing operations......    $  12.4                                   $   9.7                       $  13.7
                                           =======                                   =======                       =======
Pro forma earnings per share...........                                              $                             $
                                                                                     =======                       =======

---------------

(1) Reflects the difference between depreciation on buildings historically incurred by JHIL on certain properties that it will retain in the Reorganization, and the rental expense that the Company will incur to lease such properties from JHIL. The adjustment is comprised of:

                                                              $ MILLIONS
                                                              ----------
Depreciation on retained property...........................    $ 0.2
Additional rental expense...................................     (1.1)
                                                                -----
                                                                $(0.9)
                                                                =====

   The rental expense assumed by the Company for purposes of the Pro Forma Consolidated Statement of Income is based on an assessment of the fair market rental for the properties retained by JHIL and the terms of the leases the Company will enter into with JHIL.

(2) Reflects the elimination of $7.3 million interest expense relating to the existing debt facilities of the James Hardie Businesses which will be retained by JHIL.

(3) Pursuant to the Debt Financing, the Finance Subsidiary will issue approximately $225 million of aggregate principal amount Notes and will arrange a Bank Facility, consisting of $115 million term loan and an $80 million revolving credit facility. At the time of the Offerings, the Company does not expect to have drawn down on the revolving credit facility. The Notes will be issued with a mix of maturities ranging from 6 to 15 years. The blended interest rate on the Notes and the term loan is estimated by the Company to be 6.7% or $5.7 million assuming outstanding indebtedness of $340 million for the whole of the three months ended June 30, 1998. The effect on income of each 1/8% change in the blended interest rate on the Notes and the term loan for a three month period would be $0.1 million.

(4) Reflects the elimination of interest income earned on cash and cash equivalents held by the James Hardie Businesses which are to be retained by JHIL.

(5) Reflects the impact of additional taxes resulting from the following adjustments referred to above, as follows:

                                                                               APPLICABLE
                                                                 GROSS         INCOME TAX
                                                              ($ MILLIONS)    ($ MILLIONS)
                                                              ------------    ------------
Depreciation on retained property...........................     $ 0.2           $  --
Rental expense..............................................      (0.8)            0.3
Interest expense............................................       7.3            (2.7)
Interest income.............................................      (3.4)            1.2
                                                                                 -----
                                                                                 $(1.2)
                                                                                 =====

(6) Assumes that the term loan has been drawn down in Australia and the Notes have been issued in The Netherlands. The tax expense has been calculated as follows:

                                                                                            TAX
                                         PRINCIPAL        INTEREST                       DEDUCTION
                                        ($ MILLIONS)    ($ MILLIONS)      TAX RATE      ($ MILLIONS)
                                        ------------    ------------    ------------    ------------
Notes.................................     $225.0           $4.0            15%             $0.6
Term loan.............................      115.0            1.7            36%              0.6
                                                            ----                            ----
                                                            $5.7                            $1.2
                                                            ====                            ====

(7) Reflects the deferred tax (expense) benefit of the intercompany debt arrangements of $877.0 million created in connection with the Reorganization, with the Finance Subsidiary assumed to be advancing to its subsidiaries in the United States, Australia and New Zealand, $747.0 million, $97.0 million and $33.0 million, respectively. The adjustment has been calculated as follows assuming an interest rate of 7.5% on intercompany debt:

                                                                                     DEFERRED TAX
                                             PRINCIPAL        INTEREST      TAX    (EXPENSE) BENEFIT
                                            ($ MILLIONS)    ($ MILLIONS)    RATE     ($ MILLIONS)
                                            ------------    ------------    ----   -----------------
Interest income
  The Netherlands.........................     $877.0          $16.4         15%         $(2.4)
                                               ======
Interest expense
  United States...........................      747.0           13.9         40%           5.6
  Australia...............................       97.0            1.8         36%           0.6
  New Zealand.............................       33.0            0.6         33%           0.2
                                               ------                                    -----
                                               $877.0                                    $ 4.0
                                               ======                                    =====

    The actual amount of the intercompany debt at the date of the Reorganization will vary from that noted above due to foreign exchange movements and other movements on intercompany account balances.

    The tax impact of the Debt Financing represents certain tax benefits that the Company expects to realize as a result of the new intercompany debt financing between the Finance Subsidiary and the Company's U.S. subsidiary. In calculating this amount, the following income tax rates have been assumed:

United States (anticipated federal and state taxes).........   40%
Australia...................................................   36%
New Zealand.................................................   33%
The Netherlands (Financial Risk Reserve Regime).............   15%

    This calculation assumes that current tax laws of all relevant jurisdictions were in effect during the three months ended June 30, 1998, and that any tax rulings which relevant companies have obtained in connection with the Reorganization were also applicable and in effect during such quarter.

    The calculation further assumes that interest payable by the U.S. subsidiary to the Finance Subsidiary will be taxed in The Netherlands at a 15% rate pursuant to a ruling issued by the Dutch tax authorities applicable until 2008 based on certain conditions, including that all of the group's treasury activities are conducted exclusively from The Netherlands.

    The calculation also assumes that the intercompany debt was in place throughout the three months ended June 30, 1998, and further assumes that
    (i) interest payments were fully deductible by the U.S. subsidiary in fiscal year 1999, and (ii) that such payments were not subject to U.S. withholding tax pursuant to the US-NL Treaty.

    Interest paid by the U.S. subsidiary to the Finance Subsidiary should be currently deductible for U.S. tax purposes in any year provided that such interest is actually paid in that year and provided that the U.S. subsidiary has sufficient earnings to avoid limitations on the deductibility of interest resulting from the application of the U.S. "earnings stripping" rules. The Company does not anticipate that the U.S. subsidiary will make interest payments with respect to the related party debt during fiscal year 1999 or fiscal year 2000. Accordingly, no current U.S. tax deduction will be available for such years, although the associated tax benefit will be treated as realized currently for financial accounting purposes as the Company expects to ultimately realize the tax benefit from such years in the future.

    Interest paid by the U.S. subsidiary to the Finance Subsidiary would likely not be subject to the US-NL Treaty and would be subject to a 30% U.S. withholding tax in any year unless, among other conditions of eligibility for benefits, the aggregate number of shares of Common Stock traded on the applicable stock exchange during the previous taxable year is at least 6% of the average number of shares outstanding during that previous taxable year, in which case, 0% withholding tax would apply under the US-NL Treaty. See "Risk Factors -- Tax Risks on Intercompany Interest Payments."

    Deductions in Australia and New Zealand for interest paid to the Finance Subsidiary are subject to thin capitalization rules, which disallow interest on related party loans in excess of a prescribed multiple of the equity of the borrower. Withholding tax in Australia and New Zealand of 10% on interest paid to the Finance Subsidiary will be available as a credit against Dutch tax payable by the Finance Subsidiary, subject to certain limitations.

(8) Selling, general and administrative expenses include the current head office expenses of the James Hardie Businesses. Management estimates that head office expenses applicable to the Company would not vary significantly from the current level of head office expenses incurred by the James Hardie Businesses.